SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant

Check the appropriate box:

  [X] Preliminary Proxy Statement
      Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      Definitive Proxy Statement
      Definitive Additional Materials
      Soliciting Material Pursuant to ss. 240.14a-11 (c) or ss. 240.14a-12

                             Allion Healthcare, Inc
                (Name of Registrant as Specified in Its Charter)


(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filling Fee (Check appropriate box):

[X]  No fee required
     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1) Titles of each class of securities to which transaction applies:
     2) Aggregate number of securities to which transaction applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        _____________________________________________
     4) Proposed maximum aggregate value of transaction: _____________
     5) Total fee paid: ______________________________________________

        Fee paid previously by written preliminary materials.
        Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
           1)  Amount Previously Paid: ______________________________________
           2)  Form Schedule or Registration Statement No:  _________________
           3)  Filing Party: ________________________________________________
           4)  Date Filed: __________________________________________________

                             ALLION HEALTHCARE, INC.
                              33 WALT WHITMAN ROAD
                                   SUITE 200A
                       HUNTINGTON STATION, NEW YORK 11746

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON JUNE 24, 2003




           The 2003 Annual Meeting of Stockholders of Allion Healthcare, Inc. (the "Company") will be held at the offices of McDermott, Will & Emery, 50 Rockefeller Plaza, 11th Floor, New York, New York 10020, on Tuesday, June 24, 2003, at 10:00 a.m., New York time, for the following purposes:

     1. To elect four directors to the Board of Directors of the Company to serve until the next annual meeting of stockholders and until their successors have been elected and qualified. The nominees for election are John Pappajohn, Dr. Derace Schaffer, James B. Hoover and Michael
          P. Moran;

     2. To ratify the selection of BDO Seidman, LLP as the Company's independent auditors for the fiscal year ending December 31, 2003;

     3. To approve the amendment and restatement of the Company's Restated Certificate of Incorporation, as amended, to: (i) restate relevant portions of the existing Restated Certificate of Incorporation of the Company, as amended; (ii) amend provisions relating to the liquidation preferences payable to holders of shares of Series A Preferred Stock and Series B Preferred Stock of the Company in the event of liquidation, dissolution or winding up of the Company, which liquidation preferences are increased from $2.00 to $4.00, and from $3.00 to $6.00, respectively; and (iii) amend provisions relating to anti-dilution protections for holders of Series A Preferred Stock and Series B Preferred Stock to provide weighted average anti-dilution protection to holders of such shares of Preferred Stock of the Company; and

     4. To act upon such other matters as may properly come before the annual meeting or any adjournments or postponements thereof.

           The foregoing items of business are more fully described in the Proxy Statement accompanying this notice. The record date for determining those stockholders who will be entitled to notice of, and to vote at, the annual meeting and at any adjournment thereof is May 1, 2003. A list of stockholders entitled to vote at the annual meeting will be available for inspection at the offices of the Company.

                                           By Order of the Board of Directors

                                           Michael P. Moran
                                           Secretary

Huntington Station, New York
May 19, 2003

                             YOUR VOTE IS IMPORTANT.

         IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE
      REQUESTED TO COMPLETE, SIGN, AND DATE THE ENCLOSED PROXY AS PROMPTLY
           AS POSSIBLE AND RETURN IT IN THE ENCLOSED REPLY ENVELOPE.

                             ALLION HEALTHCARE, INC.

                                 PROXY STATEMENT



           These proxy materials are furnished in connection with the solicitation of proxies by the Board of Directors of Allion Healthcare, Inc., a Delaware corporation (the "Company"), for use at its annual meeting of stockholders to be held on June 24, 2003, at 10:00 a.m., at the offices of McDermott, Will & Emery, 50 Rockefeller Plaza, 11th Floor, New York, New York 10020, and at any adjournment or postponement of the annual meeting. These proxy materials are first being furnished to stockholders of the Company on or about May 19, 2003.

                               PURPOSE OF MEETING

           The specific proposals to be considered and acted upon at the annual meeting are summarized in the accompanying Notice of Annual Meeting of Stockholders. Each proposal is described in more detail in this Proxy Statement.

                         VOTING RIGHTS AND SOLICITATION

VOTING

           The Company's common stock, par value $.001 (the "Common Stock"), Series A Preferred Stock, par value $.001 per share (the "Series A Preferred"), and Series B Preferred Stock, par value $.001 per share (the "Series B Preferred"), and Series C Preferred Stock, par value $.001 per share (the "Series C Preferred") are the only classes of security entitled to vote at the annual meeting. On May 1, 2003, the record date for determination of stockholders entitled to vote at the annual meeting, there were 3,100,000 shares of Common Stock outstanding, 512,500 shares of Series A Preferred outstanding, 666,668 shares of Series B Preferred outstanding, and 1,235,000 of Series C Preferred outstanding.

           Each holder of record of Common Stock on May 1, 2003 is entitled to one vote for each share of Common Stock held on such date. Each holder of record of Series A Preferred, Series B Preferred and Series C Preferred on May 1, 2003 is entitled to one vote for each share of Common Stock issuable upon conversion of each share of Series A Preferred or Series B Preferred, or Series C Preferred as applicable. As of May 1, 2003, each outstanding share of Series A Preferred, Series B Preferred, and Series C Preferred was convertible into one share of Common Stock.

           A majority of the shares of Common Stock, Series A Preferred, Series B Preferred and Series C Preferred voting together as a single class and represented in person or by proxy, shall constitute a quorum for the transaction of business. Abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum for the transaction of business. Abstentions and broker non-votes are not counted in the election of directors. With respect to the election of directors, the nominees receiving the greatest number of affirmative votes will be elected.

           With respect to the approval of the Company's ratification of the selection of BDO Seidman, LLP as the Company's independent public accountants for the fiscal year ending December 31, 2003, the affirmative vote of a majority of the shares of Common Stock, Series A Preferred, Series B Preferred and Series C Preferred voting together as a single class present or represented and voting at the annual meeting will constitute approval or ratification of such proposals, provided that the shares voting affirmatively also constitute at least a majority of the required quorum. Shares represented by proxies which are marked "abstain" will be counted as part of the total number of votes cast on such proposals, whereas broker non-votes will not be counted as part of the total number of votes cast on such proposals. Thus, abstentions will have the same effect as votes against any given proposal, whereas broker non-votes will have no effect in determining whether any given proposal has been approved by the stockholders.

           The affirmative outstanding vote of a majority of the shares of Common Stock, Series A Preferred, Series B Preferred and Series C Preferred outstanding voting together as a single class and each of the Common Stock, Series A Preferred, Series B Preferred and Series C Preferred voting as a separate class will be required to approve the proposed amendments to the Company's restated certificate of incorporation, as amended. Accordingly, abstentions and broker non-votes can have the effect of preventing the approval of the proposed amendments to the Company's restated certificate of incorporation.

PROXIES

           Whether or not you are able to attend the annual meeting, you are urged to complete and return the appropriate enclosed proxy card, which is solicited by the Board of Directors and which will be voted as you direct on your proxy card when properly completed. In the event no directions are specified, such proxies will be voted FOR the approval of proposals 1, 2, and 3, described in this Proxy Statement and in the discretion of the proxy holders as to other matters that may properly come before the annual meeting. You may revoke or change your proxy at any time before the annual meeting. To do this, deliver a written notice of revocation or another signed proxy card with a later date to the Secretary of the Company at the Company's principal executive offices before the beginning of the annual meeting. You may also revoke your proxy by attending the annual meeting and voting in person.

SOLICITATION OF PROXIES

           The Company will bear the entire cost of solicitation, including the preparation, assembly, printing, and mailing of this Proxy Statement, the proxies, and any additional solicitation material furnished to stockholders.

           Copies of solicitation material will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, the Company may reimburse such persons for their costs of forwarding the solicitation material to such beneficial owners. The original solicitation of proxies by mail may be supplemented by solicitation by telephone, telegram, or other means by directors, officers, employees, or agents of the Company. No additional compensation will be paid to these individuals for any such services. Except as described above, the Company does not intend to solicit proxies other than by mail.

                 MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

                                 PROPOSAL NO. 1:

                              ELECTION OF DIRECTORS

                                     GENERAL

           At the annual meeting, the Company is nominating four candidates for election to the Board of Directors. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the four nominees listed herein. Each nominee for director has consented to serve on the Board of Directors. If any (or all) such persons should be unavailable or unable to serve, the persons named in the enclosed proxy will vote the shares covered thereby for such substitute nominee (or nominees) as the Board of Directors may select.

           The terms of office for each person elected as a director will continue until the next annual meeting of stockholders and until such director's successor has been elected and qualified. The four nominees who receive the greatest number of affirmative votes shall become directors.


           To the knowledge of the Company, no arrangement or understanding exists between any of such four nominees and any other person or persons pursuant to which any nominee was or is to be selected as a director or nominee. None of the nominees has any family relationship to any other nominee or to any executive officer of the Company.

NOMINEES FOR ELECTION

           The nominees for election to the Board of Directors are as follows:

           JOHN PAPPAJOHN, has served as a Director of the Company since 1996. Since 1969, Mr. Pappajohn has been the President and principal stockholder of Equity Dynamics, Inc., a financial consulting firm, and the sole owner of Pappajohn Capital Resources, a venture capital firm. Mr. Pappajohn has served on the board of directors of over 40 public companies and currently serves as a director of the following public companies: MC Informatics, Inc., PACE Health Management Systems, Inc. and Patient Infosystems, Inc. Mr. Pappajohn received his B.A. in Business from the University of Iowa. On September 15, 1998, the Company filed voluntary petitions under Chapter 11 of the United States Bankruptcy Code. The Company's plan for reorganization was approved by the bankruptcy court on February 1, 1999. Mr. Pappajohn was a member of the Company's Board of Directors prior to, during and after the Company's bankruptcy reorganization.

           DERACE SCHAFFER, M.D., has served as a Director of the Company since 1996. Dr. Schaffer is a founder and director of Radiologix, Inc. Dr. Schaffer is the Chairman and CEO of the IDE Group, P.C., one of the radiology practices with which Radiologix has a contractual relationship. Dr. Schaffer is also CEO and President of the Lan Group, a venture capital firm. Dr. Schaffer is the founder and Chairman of Patient Infosystems, Inc., a public company. Dr. Schaffer is a member of the board of directors at Logisticare, Inc., a founder and director of Cardsystems, Inc., and founder and Chairman of MedEView, Inc. Dr. Schaffer is a board certified radiologist. He received his postgraduate radiology training at the Harvard Medical School and Massachusetts General Hospital, where he served as Chief Resident. Dr. Schaffer is a member of Alpha Omega Alpha, the national medical honor society, and is Clinical Professor of Radiology at the University of Rochester School of Medicine. On September 15, 1998, the Company filed voluntary petitions under Chapter 11 of the United States Bankruptcy Code. The Company's plan for reorganization was approved by the bankruptcy court on February 1, 1999. Dr. Schaffer was a member of the Company's Board of Directors prior to, during and after the Company's bankruptcy reorganization.

         JAMES B. HOOVER, has served as the Managing Partner of Dauphin Capital Partners since 1998. Prior to founding Dauphin Capital in 1998, Mr. Hoover was a General Partner of Welsh, Carson, Anderson and Stowe, a management buy-out firm specializing in health care and information services. Prior to joining WCAS, Mr. Hoover was a General Partner of Robertson, Stephens & Co. Robertson, an investment banking firm specializing in the financing of emerging growth companies with a particular emphasis on the health care industry. Mr. Hoover joined Robertson, Stephens in 1984. Mr. Hoover is a director of Quovadx Inc., and U.S. Physical Therapy, Inc. two publicly traded companies, as well as a director of several private health care companies. He is a member of the Special Projects Committee of Memorial Sloan-Kettering Cancer Center. He received his MBA from the Graduate School of Business at Indiana University. He holds a BS degree from Elizabethtown College (Pennsylvania) where he presently serves as a member of the Board of Trustees and Chairman of its Investment Committee.

           MICHAEL P. MORAN, has served as President, Chief Executive Officer, Chief Financial Officer and as a member of our Board of Directors since September 1997. From 1996 to September of 1997 Mr. Moran was a Regional Vice President at Coram Healthcare, Inc. From 1990 to 1996 Mr. Moran was a Regional Vice President at Chartwell Home Therapies, Inc. Prior to 1990, Mr. Moran held various sales and management positions at Critical Care America, Inc. Mr. Moran received a B.A. in management from Assumption College. On September 15, 1998, the Company filed voluntary petitions under Chapter 11 of the United States Bankruptcy Code. The Company's plan for reorganization was approved by the bankruptcy court on February 1, 1999. Mr. Moran was a member of the Company's Board of Directors prior to, during and after the Company's bankruptcy reorganization.

           INFORMATION CONCERNING NOMINEES AND INCUMBENT DIRECTORS

          NAME                   AGE     PRINCIPAL POSITION WITH THE COMPANY
          ----                   ---     -----------------------------------
      John Pappajohn              74      Director
      Derace Schaffer, M.D.       54      Director
      James B. Hoover             48      Director
      Michael P. Moran            42      Director, President,
                                          Chief Executive Officer, and Secretary


BOARD COMMITTEES AND MEETINGS

           During the fiscal year ended December 31, 2002, the Board of Directors held five meetings. During this period, each of the incumbent directors attended or participated in each meeting.

           Mr. Pappajohn and Dr. Schaffer serve on the Audit Committee and Compensation Committee of the Board of Directors. Each Committee met once during the fiscal year ended December 31, 2003. Mr. Pappajohn and Dr. Schaffer attended each meeting of the committees.

           The Audit Committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the corporation, and the quality and integrity of the financial reports of the corporation. In so doing, it is the responsibility of the audit committee to maintain free and open means of communication between the directors, the independent auditors, the internal auditors, and the financial management of the corporation. The Audit Committee operates under a written charter adopted by the Board of Directors. Its functions and qualification for membership are set forth in its charter, a copy of which is attached hereto as Exhibit A.

           The Compensation Committee is appointed by the Board of Directors to discharge the Board of Directors' responsibilities relating to compensation of the Company's directors, officers and executives. The Committee has overall responsibility for approving and evaluating the director, officer and executive compensation, plans, policies and programs of the Company. The Compensation Committee operates under a written charter adopted by the Board of Directors. Its functions and qualification for membership are set forth in its charter, a copy of which is attached hereto as Exhibit B.

STOCKHOLDER APPROVAL REQUIRED

           The nominees receiving the greatest number of affirmative votes will be elected.

RECOMMENDATION OF THE BOARD OF DIRECTORS

           The Board of Directors recommends a vote FOR each of the nominees.

                                 PROPOSAL NO. 2:

                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

           At the annual meeting, the stockholders are being asked to ratify the selection of BDO Seidman, LLP as the Company's independent public accountants for the fiscal year ending December 31, 2003.

           On May 16, 2002, the Company engaged BDO Seidman LLP, independent certified public accountants, as the Company's principal accountants to audit the Company's financial statements for the year ending December 31, 2002. The Company engaged BDO Seidman, LLP in replacement of Holtz Rubenstein & Co., LLP, who had previously been engaged for the same purpose, and whose dismissal was effective the same date. The decision to change the Company's independent accountants was recommended by the Company's Audit Committee of the Board of Directors and approved by the Company's Board of Directors.

           The reports of Holtz Rubenstein & Co., LLP on the financial statements of the Company for the fiscal year ended December 31, 2000 and December 31, 2001 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

           During the two years ended December 31, 2000 and December 31, 2001 and through the subsequent interim period preceding the decision to change independent accountants, there were no disagreements with

Holtz Rubenstein & Co., LLP on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Holtz Rubenstein & Co., LLC, would have caused it to make reference thereto in its report on the financial statements for such years.

           During the two years ended December 31, 2000 and 2001 and through the subsequent interim period preceding the decision to change independent accountants, neither the Company nor anyone acting on its behalf consulted BDO Seidman, LLP regarding either the application of accounting principles as to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, nor has BDO Seidman, LLP provided to the Company a written report or oral advice regarding such principles or audit opinion.

           Representatives of BDO Seidman, LLP are expected to be present at the annual meeting to make a statement if they desire to do so and to be available to respond to appropriate questions that may be asked by stockholders. Representatives from Holtz Rubenstein & Co., LLP will not be present at the meeting.

           In the event the stockholders fail to ratify the appointment, the Board of Directors will reconsider its selection. Even if the selection is ratified, the Board of Directors, in its discretion, may direct the appointment of a different independent accounting firm for such fiscal year if the Board of Directors feels that such a change would be in the Company's and its stockholders best interests.

AUDIT FEES

           The aggregate fees billed by BDO Seidman, LLP for professional services rendered for (i) the audit of the Company's annual financial statements set forth in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002, and (ii) the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-QSB for that fiscal year were $94,066.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

           The Company has not retained BDO Seidman, LLP to perform services in connection with (i) operating or supervising the operation of the Company's financial information system or managing the Company's local area network, or
(ii) designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to the Company's financial statements taken as whole.

ALL OTHER FEES

           The aggregate fees billed by BDO Seidman, LLP for all other professional services rendered during the fiscal year ended December 31, 2002, other than as stated above under the caption Audit Fees, were $42,300 and related to financial due diligence.

           The Audit Committee has advised the Company that it has determined that the non-audit services rendered by BDO Seidman, LLP during the Company's most recent fiscal year are compatible with maintaining the independence of such auditors.

SHAREHOLDER APPROVAL REQUIRED

           The affirmative vote of a majority of the shares of Common Stock, Series A Preferred, Series B Preferred, and Series C Preferred voting together as a single class present or represented and voting at the annual meeting will constitute ratification of the selection of BDO Seidman, LLP as the Company's independent public accountants for the fiscal year ending December 31, 2003.

RECOMMENDATION OF THE BOARD OF DIRECTORS

           The Board of Directors recommends that the stockholders vote FOR the ratification of the selection of BDO Seidman, LLP to serve as the Company's independent public accountants for the fiscal year ending December 31, 2003.

                                 PROPOSAL NO. 3:

        APPROVAL OF THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

           The Board of Directors recommends that the stockholders approve the Amended and Restated Certificate of Incorporation described below. The Amended and Restated Certificate of Incorporation, was approved unanimously by the Board of Directors at a meeting held on May 13, 2003. The Amended and Restated Certificate of Incorporation approved by the Board of Directors reflects the following: (i) restatement of relevant portions of the existing Restated Certificate of Incorporation of the Company, as amended; (ii) amendment of provisions relating to the liquidation preferences payable to holders of shares of Series A Preferred Stock and Series B Preferred Stock of the Company in the event of liquidation, dissolution or winding up of the Company, which liquidation preferences are increased from $2.00 to $4.00, and from $3.00 to $6.00, respectively; and (iii) amendment of provisions relating to anti-dilution protections for holders of Series A Preferred Stock and Series B Preferred Stock to provide weighted average anti-dilution protection to holders of such shares of Preferred Stock of the Company, if the Company issues shares of its Common Stock (other than, in certain circumstances, shares issued in connection with (a) stock dividends, (b) conversion of already outstanding securities and (c) exercises of stock options and (d) mergers) at a price per share less than the then applicable conversion price for such series of preferred stock.

           There are 512,500 shares of Series A Preferred Stock issued and outstanding and there are 666,668 shares of Series B Preferred Stock issued and outstanding.

           A copy of the Amended and Restated Certificate of Incorporation of the Company, as proposed to be adopted, is attached hereto as Exhibit C. Stockholders are urged to carefully read the proposed Amended and Restated Certificate of Incorporation.

           In connection with the issuance of the Series C Preferred Stock, the holders of the Series A Preferred Stock and Series B Preferred Stock negotiated for certain improvements in the terms of their preferred stock. The Company agreed to make such changes, subject to stockholder approval at the next annual meeting. Such changes in the Series A Preferred Stock and Series B Preferred Stock are summarized in this Proposal 3.

           The Board of Directors deems it advisable and in the best interests of the Company to increase the liquidation preference payable to Series A and Series B Preferred stockholders and to provide the proposed anti-dilution protection to such holders. Such amendments, in the Board's opinion, facilitated recent additional capital-raising activities by the Company in connection with the issuance of Series C Preferred Stock and could potentially facilitate future additional capital-raising activities by the Company, if necessary. The effect of the amendments is to increase the amounts payable to holders of shares of Series A Preferred Stock or Series B Preferred Stock upon any liquidation, dissolution or winding up of the Company. In addition, the weighted average dilution protection provided to holders of shares of Series A Preferred Stock and Series B Preferred Stock will provide for the ability to convert the shares of Series A Preferred Stock and Series B Preferred Stock into more shares of Common Stock of the Company in the event that the Company takes certain actions specified in the Amended and Restated Certificate of Incorporation which are dilutive to the holders of Series A Preferred Stock or Series B Preferred Stock.

           The effective date of the Amended and Restated Certificate of Incorporation will be the date on which the Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware, which shall be on any date selected by the Board of Directors on or prior to the Company's next annual meeting of stockholders, but in no event later than such time. If, at any time prior to the effective date of the Amended and Restated Certificate of Incorporation, the Board of Directors, in its sole discretion, determines that the Amended and Restated Certificate of Incorporation is no longer in the Company's best interests and the interests of its stockholders, then the Amended and Restated Certificate of Incorporation may be abandoned without further action by the stockholders. In addition, if the Amended and Restated Certificate of Incorporation is approved by the stockholders and is subsequently not implemented by the Board of Directors on or prior to the

Company's next annual meeting, then the Amended and Restated Certificate of Incorporation will be deemed abandoned without further effect. In such case, the Board of Directors will again seek stockholder approval at a future date for the Amended and Restated Certificate of Incorporation if it deems such Amended and Restated Certificate of Incorporation to be advisable at that time.

STOCKHOLDER APPROVAL REQUIRED

           The affirmative vote of a majority of the shares of Common Stock, Series A Preferred and Series B Preferred voting together as a single class and each of the Common Stock, Series A Preferred, Series B Preferred and Series C Preferred voting as a separate class will be required to approve the Amended and Restated Certificate of Incorporation.

RECOMMENDATION OF THE BOARD OF DIRECTORS

           The Board of Directors recommends a vote FOR approval of the Amended and Restated Certificate of Incorporation.

INCORPORATION BY REFERENCE

           The Company had delivered with this Notice and Proxy Statement copies of its Annual Report on Form 10-KSB for the year ended December 31, 2003 and its Quarterly Report on Form 10-QSB for the quarter ended March 31, 2003. Such reports contain financial statements for the years ended December 31, 2002 and 2001 and the quarter ended March 31, 2003 as well as management's discussion and analysis of the financial condition and results of operations of the Company for such periods. Such information should be read in conjunction with this Proxy Statement and considered when deciding how to vote your shares.

                 OTHER MATTERS WHICH MAY COME BEFORE THE MEETING
           The Board of Directors has no knowledge of any other matters that may come before the annual meeting and does not intend to present any other matters. However, if any other matters shall properly come before the meeting or any adjournments thereof, the persons named as proxies will have discretionary authority to vote the shares represented by the accompanying proxies in accordance with their best judgment.

                 SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT

         The following table sets forth certain information as of May 1, 2003 regarding the beneficial ownership of the Company's capital stock by (i) each person known by the Company to own more than five percent of the Company's outstanding capital stock; (ii) each of the directors and named executive officer of the Company and (iii) all of the Company's directors and named executive officers as a group. The Company believes that each individual or entity named will have sole investment and voting power with respect to the shares indicated as beneficially owned by them, except as otherwise noted.

                                                            Shares of        Percentage of    Shares of      Percentage of
                                              Percentage    Series A         Series A         Series B       Series B
                              Shares of       of Common     Preferred        Preferred        Preferred      Preferred
  Name(1)                     Common Stock    Stock(2)      Stock            Stock(3)         Stock          Stock(4)
--------------------------- ----------------- ------------- ---------------- --------------- -------------- ---------------
Gary Kirke                         500,000(7)        13.89%          500,000           97.56%           --              --
417 Locust Street
Des Moines, IA 50309
---------------------------------------------------------------------------------------------------------------------------
Principal Life Insurance           733,334(8)        19.13%               --              --        333,334             50%
Company
711 High Street
Des Moines, IA 50392
---------------------------------------------------------------------------------------------------------------------------
Gainesborough Investments,         333,334(9)         9.71%               --              --        333,334             50%
L.L.C
420 Bedford St
Ste 110
Lexington, MA
---------------------------------------------------------------------------------------------------------------------------
John Pappajohn                  1,542,500(10)        42.35%               --              --            --              --
2116 Financial Ctr
Des Moines, IA 50309
---------------------------------------------------------------------------------------------------------------------------
Michael P. Moran                  616,667(11)        16.59%               --              --            --              --
33 Walt Whitman Road,
Ste. 200A
Huntington Station, NY 11746
---------------------------------------------------------------------------------------------------------------------------
Derace Schaffer, MD               366,667(12)        11.56%               --              --            --              --
3489 Elmwood Avenue
Rochester, NY
---------------------------------------------------------------------------------------------------------------------------
Edgewater Private Equity          637,373(13)        19.44%               --              --            --              --
Fund II, L.P.
900 N. Michigan Ave.,
14th Fl.
Chicago, IL
---------------------------------------------------------------------------------------------------------------------------
Northwest Holdings, Ltd.          250,000             8.06%               --              --            --              --
4th Floor, Bank of Nova
Scotia Bldg P.O. Box 1068
Georgetown, Grand Cayman,
Cayman Islands
---------------------------------------------------------------------------------------------------------------------------
Dauphin Capital Partners, LP     300,000(14)          8.82%               --              --            --              --
108 Forest Ave.
Locust Valley, NY 11560
---------------------------------------------------------------------------------------------------------------------------
Sands Brothers Venture           200,000(15)          6.06%               --              --            --              --
Capital LLC
90 Park Ave.
New York, NY 10016
---------------------------------------------------------------------------------------------------------------------------
James B. Hoover                   15,000(16)             *                --              --            --              --
33 Walt Whitman Road, Ste.
200A
Huntington Station, NY 11746
---------------------------------------------------------------------------------------------------------------------------
Broughan E. Gorey                 15,000(17)             *                --              --            --              --
33 Walt Whitman Road, Ste.
200A
Huntington Station, NY 11746
---------------------------------------------------------------------------------------------------------------------------
Mikelynn Salthouse                12,500(18)             *                --              --            --              --
33 Walt Whitman Road, Ste.
200A
Huntington Station, NY 11746
---------------------------------------------------------------------------------------------------------------------------
All officers and directors     2,568,334(19)         58.84%               0                0             0               0
as a group
(6 persons)
---------------------------------------------------------------------------------------------------------------------------



                                      Shares of     Percentage of
                                      Series C      Series C
                                      Preferred     Preferred      Percentage of
                                      Stock         Stock(5)       all Classes(6)
                                      ------------- -------------- -------------
Gary Kirke                                      --             --           8.31%
417 Locust Street
Des Moines, IA 50309
--------------------------------------------------------------------------------
Principal Life Insurance                    400,000          32.39%        11.74%
Company
711 High Street
Des Moines, IA 50392
--------------------------------------------------------------------------------
Gainesborough Investments,                     --              --           5.70%
L.L.C
420 Bedford St
Ste 110
Lexington, MA 02420
--------------------------------------------------------------------------------
John Pappajohn                              100,000           8.10%        18.47%
2116 Financial Ctr
Des Moines, IA 50309
--------------------------------------------------------------------------------
Michael P. Moran                               --             --           10.06%
33 Walt Whitman Road, Ste
200A
Huntington Station, NY 11746
--------------------------------------------------------------------------------
Derace Schaffer, MD                            --             --            6.57%
3489 Elmwood Avenue
Rochester, NY
 14610
--------------------------------------------------------------------------------
Edgewater Private Equity                     50,000           4.05%        11.01%
Fund II, L.P.
900 N. Michigan Ave.,
14th Fl.
Chicago, IL
 60611
--------------------------------------------------------------------------------
Northwest Holdings, Ltd.                       --             --            4.53%
4th Floor, Bank of Nova
Scotia Bldg P.O. Box 1068
Georgetown, Grand Cayman,
Cayman Islands
--------------------------------------------------------------------------------
Dauphin Capital Partners, LP                300,000          24.29%         5.16%
108 Forest Ave.
Locust Valley, NY 11560
--------------------------------------------------------------------------------
Sands Brothers Venture                      200,000          16.19%         3.50%
Capital LLC
90 Park Ave.
New York, NY 10016
--------------------------------------------------------------------------------
James B. Hoover                              15,000             *             *
33 Walt Whitman Road, Ste.
200A
Huntington Station, NY 11746
--------------------------------------------------------------------------------
Broughan E. Gorey                               --             --             *
33 Walt Whitman Road, Ste.
200A
Huntington Station, NY 11746
--------------------------------------------------------------------------------
Mikelynn Salthouse                             --              --             *
33 Walt Whitman Road, Ste.
200A
Huntington Station, NY 11746
--------------------------------------------------------------------------------
All officers and directors                        0           0            37.87%
as a group
(6 persons)
--------------------------------------------------------------------------------

                                      -11-


* Less Than 1%
 (1) This table is based upon information supplied by the officer, directors and principal shareholders and applicable filings made with the Securities and Exchange Commission. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the shareholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. The number of shares for each person is calculated in accordance with the rules of the Securities and Exchange Commission and includes shares each person has the right to acquire within 60 days from May 1, 2003. (2) Percentages are calculated on the basis of the amount of outstanding shares of Common Stock (3,100,000), plus for each person or group, any shares that person or group has the right to acquire within 60 days from May 1, 2003.

(3) Percentages are calculated on the basis of the amount of outstanding shares of Series A Preferred Stock (512,500), plus for each person or group, any shares that person or group has the right to acquire within 60 days from May 1, 2003.

(4) Percentages are calculated on the basis of the amount of outstanding shares of Series B Preferred Stock (666,668), plus for each person or group, any shares that person or group has the right to acquire within 60 days from May 1, 2003.

(5) Percentages are calculated on the basis of the amount of outstanding shares of Series C Preferred Stock (1,235,000), plus for each person or group, any shares that person or group has the right to acquire within 60 days of May 1, 2003.

(6) Percentages are calculated on the basis of the amount of outstanding shares of Common Stock (3,100,000), Series A Preferred Stock (512,500), Series B Preferred Stock (666,668), and Series C Preferred Stock (1,235,000) for a total of 5,514,168 shares, plus for each person or group, any shares that person or group has the right to acquire within 60 days from May 1, 2003.

(7) Includes 500,000 shares of Common Stock issuable upon conversion of shares of Series A Preferred.

(8) Includes 333,334 shares of Common Stock issuable upon conversion of shares of Series B Preferred and 400,000 shares of Common Stock issuable upon conversion of shares of Series C Preferred.

(9) Includes 333,334 shares of Common Stock usable upon conversion of shares of Series B Preferred.

(10) Includes 375,000 shares held by Halkis, Ltd., a sole proprietorship owned by Mr. Pappajohn and 250,000 shares held by Thebes, Ltd., a sole proprietorship owned by Mr. Pappajohn's spouse. Includes 100,000 shares of





                                      -12-

Common Stock issuable upon exercise of options, 342,500 shares of Common Stock issuable upon exercise of a warrant and 100,000 shares of Common Stock issuable upon conversion of shares of Series C Preferred.

(11) Represents 616,667 shares of Common Stock issuable upon exercise of options.

(12) Includes 66,667 shares of Common Stock issuable upon exercise of options.

(13) Includes 50,000 shares of Common Stock issuable upon conversion of shares of Series C Preferred.

(14) Includes 300,000 shares of Common Stock issuable upon conversion of shares of Series C Preferred.

(15) Includes 30,000 shares of Common Stock held by Sands Brother Venture Capital II LLC issuable upon conversion of shares of Series C Preferred, 100,000 shares of Common Stock held by Sands Brothers Venture Capital III LLC issuable upon conversion of shares of Series C Preferred, and 40,000 shares of Common Stock held by Sands Brothers Venture Capital IV LLC issuable upon conversion of shares of Series C Preferred. Sands Brothers Venture Capital LLC disclaims beneficial ownership of the shares held by Sands Brothers Venture Capital II LLC, Sands Brothers Venture Capital III LLC and Sands Brothers Venture Capital IV LLC.

(16) Includes 15,000 shares of Common Stock issuable upon conversion of shares of Series C Preferred.

(17) Represents 15,000 shares of Common Stock issuable upon exercise of options.

(18) Represents 12,500 shares of Common Stock issuable upon exercise of options.

(19) Includes 1,155,834 shares of Common Stock issuable upon exercise of options and warrants.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

           Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's directors and certain of its officers, and persons who beneficially own more than 10% percent of the Company's Common Stock (collectively, "Insiders"), to file reports of ownership and changes in ownership of common stock with the Securities and Exchange Commission ("SEC"). Insiders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

           Mr. John Pappajohn failed to file Form 4 reporting the purchase of shares of Series C Preferred Stock in April 2003. Mr. Michael P.

Moran failed to file a Form 4 report reporting the grant of options to purchase shares of Common Stock in July 1, 2002. Mr. Broughan E. Gorey failed to file a Form 4 report reporting the grant of options to purchase shares of Common Stock in July 1, 2002. Ms. Mikelynn Salthouse failed to file a Form 3 report reporting her status as an officer of the Company and a Form 4 report reporting the grant of options to purchase shares of Common Stock on July 1, 2002. Edgewater Private Equity Fund II, L.P. failed to file a Form 4 report on a timely basis reporting the purchase of shares of Series C Preferred Stock in April 2003.


                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

           The following table sets forth all compensation received for services rendered to the Company in all capacities for the years ended December 31, 2002, 2001 and 2000, by (i) each person who served as Chief Executive Officer of the Company during the year ended 2002 and (ii) each of the other executive officers of the Company who were serving as executive officers as of December 31, 2002. Perquisites amounting in aggregate to the lesser of $50,000 or 10% of the total annual salary and bonus reported for the named executive officers are not disclosed.

                           SUMMARY COMPENSATION TABLE

Name and Principal Position                      Annual Compensation                              Long Term Compensation
---------------------------- --------------------------------------------------------- ---------------------------------------------

                                                                                     Restricted  Securities
                               Year    Salary ($)      Bonus ($)    Other Annual     Stock       Underlying           All Other
                                                                  Compensation ($)  Award(s) ($) Options/SARs (#)   Compensation ($)
---------------------------- ---------------------- ------------ -----------------  ------------  ----------------  ----------------
Michael P. Moran, President,     2002     $247,569      $      0               $0           $0              50,000               $0
Chief Executive Officer,         2001     $217,231      $100,000               $0           $0                   0               $0
Director and Secretary           2000     $180,000      $      0               $0           $0             100,000               $0


---------------------------- ---------------------- ------------ -----------------  --------------  --------------  ----------------
Broughan E. Gorey,               2002      $81,828       $25,000            $2,025          $0              90,000               $0
Chief Financial Officer
---------------------------- ---------------------- ------------ -----------------  ------------  ----------------  ----------------
Mikelynn Salthouse,              2002      $40,385       $     0            $1,650          $0              75,000               $0
Vice President, HIV Sales

OPTIONS/SARS GRANTS IN LAST FISCAL YEAR (INDIVIDUAL GRANTS)

           The following table sets forth each grant of stock options and SARs made during the year ended December 31, 2002 to each of the named executive officers.

                                            Number of Securities/      Percent of total
                  Name                     Underlying Options/SARs  Options/SARs granted to      Exercise or base
                                                 granted (#)        employees in fiscal year      price / ($/Sh)    Expiration Date
----------------------------------------- ------------------------ -------------------------- --------------------- ----------------
Michael P. Moran, President, Chief                       50,000                   10.10%                   $3.50        July 1, 2013
Executive Officer, Director and
Secretary
----------------------------------------- ------------------------ -------------------------- --------------------- ----------------
Broughan E. Gorey, Chief Financial
Officer                                                   90,000                  18.18%                   $3.50        July 1, 2013
----------------------------------------- ------------------------ -------------------------- --------------------- ----------------
Mikelynn Salthouse, Vice President HIV                    75,000                  15.15%                   $3.50        July 1, 2013
Sales
----------------------------------------- ------------------------ -------------------------- --------------------- ----------------


AGGREGATED STOCK OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

           The following table sets forth the number of exercisable and unexercisable options held by Mr. Moran, the Company's Chief Executive Officer, Mr. Gorey, the Company's Chief Financial Officer, and Ms. Salthouse, the Company's Vice President of Sales at December 31, 2002. The option value was based upon unregistered sales of the Company's Series C Preferred Stock consummated in April 2003 at an offering price of $5.00 per share.



                                                                                                         Value of Unexercised
Name                   Shares acquired on   Value Realized ($)  Number of Securities Underlying          In-the-Money
                       exercise (#)                             Unexercised Options at Fiscal Year-End   Options at Fiscal Year End
                                                                Exercisable / Unexercisable (#)          Exercisable /
                                                                                                         Unexercisable ($)
--------------------- ------------------- --------------------- ---------------------------------------- --------------------------
Michael P. Moran               --                  --           606,944/43,056                           2,819,444/68,056
--------------------- ------------------- --------------------- ---------------------------------------- --------------------------
Broughan E. Gorey              --                  --           15,000/75,000                            22,500/112,500
--------------------- ------------------- --------------------- ---------------------------------------- --------------------------
Mikelynn Salthouse             --                  --           12,500/62,500                            18,750/93,750
--------------------- ------------------- --------------------- ---------------------------------------- --------------------------


1998 STOCK OPTION PLAN

           BACKGROUND. The Company's 1998 Stock Option Plan (the "1998 Plan") was adopted pursuant to a confirmation of a plan of reorganization adopted on February 1, 1999. The 1998 Plan authorizes the grant of options to purchase up to 1,250,000 shares of Common Stock. As of December 31, 2002, incentive stock options to purchase 1,150,000 shares are outstanding under this plan, and these options have exercise prices ranging from $0.175 to $3.50 per share. No further options will be granted under this plan.

           STOCK OPTIONS. The 1998 Plan provides for the discretionary grant of incentive stock options, within the meaning of Section 422 of the Code, to employees and for the grant of non-statutory stock options to employees, non-employee directors and consultants and other independent contractors providing services to us.

           ADMINISTRATION. The 1998 Plan provides that it may be administered by the Company's Board of Directors or a committee of two or more members of the Board of Directors. The administrator has the power to determine who receives option grants and the terms of the options granted, including exercise price, the number of shares subject to each option and the exercisability thereof. The administrator also has the authority to cancel and re-grant options. Until recently the Company's Board of Directors administered the 1998 Plan. Currently the 1998 Plan is administered by the Company's compensation committee.

           STOCK OPTIONS. The exercise price of all incentive stock options granted under the 1998 Plan must be at least equal to the fair market value of the common stock on the date of grant. The exercise price of non-statutory stock options granted under the 1998 Plan must be at least equal to 85% of the fair market value of the common stock on the date of grant. With respect to any participant who owns stock possessing more than 10% of the voting power of all classes of the Company's outstanding capital stock, the exercise price of any incentive stock option granted to such a participant must be at least equal to 110% of the fair market value of the common stock on the grant date, and the term of any such incentive stock option must not exceed five years. The term of all other options granted under the 1998 Plan may not exceed ten years.

           CHANGE IN CONTROL. The 1998 Plan provides that, in the event the Company merges with or into another company in which more than 50% of the surviving company is not owned by the Company's shareholders before such merger, or in the event of a liquidating sale of all or substantially all of the Company's assets, the administrator shall accelerate the vesting of each outstanding option under the 1998 Plan unless the options are assumed by a successor or replaced with a comparable cash incentive program.

           OTHER TERMS OF OPTIONS. Options granted under the 1998 Plan are generally not transferable by the optionee, and each option is exercisable during the lifetime of the optionee only by such optionee. Options granted under the 1998 Plan must generally be exercised within three months after the optionee ceases to be an employee, director or consultant, or within one year after such optionee's termination of service by reason of disability or death, but in no event later than the expiration of the option's term.

           Unless terminated sooner, the 1998 Plan will automatically terminate on February 1, 2009. The Board of Directors also has the authority to amend, suspend or terminate the 1998 Plan, provided that no such action may adversely affect any outstanding option grants or increase the authorized shares under the 1998 Plan without shareholder approval.

2002 STOCK OPTION PLAN

           BACKGROUND. The Company's 2002 Stock Option Plan (the "2002 Plan") was approved pursuant to 2002 Annual Meeting on June 24, 2002. The 2002 Plan authorizes the grant of options to purchase up to 500,000 shares of Common Stock. As of December 31, 2002, incentive stock options to purchase 341,700 shares are outstanding under this plan, and these options have exercise price at $3.50 per share.

           STOCK OPTIONS. The 2002 Plan provides for the discretionary grant of incentive stock options, within the meaning of Section 422 of the Code, to employees and for the grant of non-statutory stock options to employees, non-employee directors and consultants and other independent contractors providing services to us.

           ADMINISTRATION. The 2002 Plan provides that it may be administered by the Company's Board of Directors or a committee of two or more members of the Board of Directors. The administrator has the power to determine who receives option grants and the terms of the options granted, including exercise price, the number of shares subject to each option and the exercisability thereof. The administrator also has the authority to cancel and re-grant options. Until recently the Company's Board of Directors administered the 2002 Plan. Currently the 2002 Plan is administered by the Company's compensation committee.

           STOCK OPTIONS. The exercise price of all incentive stock options granted under the 2002 Plan must be at least equal to the fair market value of the common stock on the date of grant. With respect to any participant who owns stock possessing more than 10% of the voting power of all classes of the Company's outstanding capital stock, the exercise price of any incentive stock option granted to such a participant must be at least equal to 110% of the fair market value of the common stock on the grant date, and the term of any such incentive stock option must not exceed five years. The term of all other options granted under the 2002 Plan may not exceed ten years.

           CHANGE IN CONTROL. The 2002 Plan provides that, in the event the Company merges with or into another company in which more than 50% of the surviving company is not owned by the Company's shareholders before such merger, or in the event of a liquidating sale of all or substantially all of the Company's assets, the administrator shall accelerate the vesting of each outstanding option under the 2002 Plan unless the options are assumed by a successor or replaced with a comparable cash incentive program.

           OTHER TERMS OF OPTIONS. Options granted under the 2002 Plan are generally not transferable by the optionee, and each option is exercisable during the lifetime of the optionee only by such optionee. Options granted under the 2002 Plan must generally be exercised within three months after the optionee ceases to be an employee, director or consultant, or within one year after such optionee's termination of service by reason of disability or death, but in no event later than the expiration of the option's term.

           Unless terminated sooner, the 2002 Plan will automatically terminate on February 1, 2009. The Board of Directors also has the authority to amend, suspend or terminate the 2002 Plan, provided that no such action may adversely affect any outstanding option grants or increase the authorized shares under the 2002 Plan without shareholder approval.

DIRECTOR COMPENSATION

           The Company does not have a formal policy regarding the granting of stock options to its directors. The Company's non-employee directors have each been granted options to purchase 50,000 shares of Common Stock pursuant to the Company's 1998 Stock Option Plan as compensation for serving on the Company's Board of Directors. The options have an exercise price equal to $2.00 per share, the fair market value as of the date of grant, and vest monthly over a two year period with the first installment vesting on January 5, 2001, so long as the director remains a member of the Company's Board of Directors. The Company's non-employee directors receive no other compensation for their service as directors.

EMPLOYMENT AGREEMENTS

           In June 2002, the Company entered into a written employment agreement with Broughan Gorey, the Company's Chief Financial Officer. The employment agreement has a term of one year and automatically renews for successive terms of one year each, unless terminated three months prior to the end of any term. The employment agreement provides for a base salary of $165,000 per annum and a non-discretionary bonus of $25,000 for the initial term. The agreement also provides for a grant of an option to purchase 90,000 shares of common stock.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

           During 2002, Company directors John Pappajohn and Derace Schaffer provided consulting services for fees approximating $15,000. During 2001, Company directors John Pappajohn and Derace Schaffer provided consulting services for fees approximating $39,000.

             REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

           The Audit Committee of the Board of Directors of the Company is comprised of the two directors whose names appear at the end of the report of the Audit Committee. Mr. Pappajohn, a member of the Audit Committee, may not be deemed to be an independent director, as defined in Rule 4200 of the NASD Manual, due to the size of his holdings in the Company and the warrants granted to him by the Board of Directors.

           The Audit Committee has reviewed and discussed the Company's audited financial statements included in the Annual Report on Form 10-KSB for the year ended December 31, 2002. Management has confirmed to the Audit Committee that such financial statements (i) have been prepared with integrity and objectivity and are the responsibility of management, and (ii) have been prepared in conformity with generally accepted accounting principles.

           The members of the Audit Committee have discussed with BDO Seidman, LLP, the Company's independent auditors for the year ended December 31, 2002, the matters required to be discussed by SAS 61 (Communications with Audit Committee). SAS 61 requires the Company's independent auditors to provide the Audit Committee with additional information regarding the scope and results of their audit of the Company's financial statements, including information with respect to (i) their responsibility under generally accepted auditing standards,
(ii) significant accounting policies, (iii) management judgments and estimates,
(iv) any significant audit adjustments, (v) any disagreements with management, and (vi) any difficulties encountered in performing the audit.

           The Audit Committee has received from BDO Seidman, LLP a letter providing the disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) with respect to any relationships between BDO Seidman, LLP and the Company that in their professional judgment may reasonably be thought to bear on independence. BDO Seidman, LLP has discussed its independence with the Audit Committee, and has confirmed in such letter that, in its professional judgment, it is independent of the Company within the meaning of the federal securities laws.

           Based on the review and discussions described above with respect to the Company's audited financial statements for the year ended December 31, 2002, the Audit Committee has recommended to the Board of Directors that such financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2002.

           As specified in the Audit Committee Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and in accordance with generally accepted accounting principles. That is the responsibility of management and the Company's independent auditors. In giving its recommendation to the Board of Directors, the Audit Committee has relied on (i) management's representation that such financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principals, and (ii) the report of the Company's independent auditors with respect to such financial statements.

                                                            JOHN PAPPAJOHN
                                                            DR. DERACE SCHAFFER

                              STOCKHOLDER PROPOSALS

           Stockholders are entitled to submit proposals on matters appropriate for stockholder action consistent with regulations of the Securities and Exchange Commission and with the Company's By-laws. Any such proposal for the 2004 annual meeting of stockholders must comply with applicable regulations. The Company intends to hold its 2004 annual meeting of stockholders in June 2004. Accordingly, stockholder proposals must be received by the Secretary, Allion Healthcare, Inc., 33 Walt Whitman Road, Suite 200A, Huntington Station, New York 11746, as follows:

           (i) to be eligible for inclusion in the Company's proxy statement and form of proxy, it must be received no later than February 7, 2004; or

           (ii) to be eligible to be presented from the floor for vote at the meeting (but not intended for inclusion in the Company's proxy materials), it must be received by April 23, 2004.

                                 ANNUAL REPORTS

           A copy of the Company's annual report on Form 10-KSB is being mailed to each stockholder of record along with this Proxy Statement. Such report is not part of the Company's soliciting material.

                                  OTHER MATTERS

           The Board of Directors knows of no other matters to be presented for stockholder action at the annual meeting. However, if other matters do properly come before the annual meeting or any adjournments or postponements thereof, the Board of Directors intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.


                       BY ORDER OF THE BOARD OF DIRECTORS

                                                    Michael P. Moran
                                                    Secretary

                                                                       EXHIBIT A

                             ALLION HEALTHCARE, INC.

                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                                     CHARTER

                                     PURPOSE

           The Audit Committee of the Board of Directors will assist the Board of Directors in fulfilling its oversight responsibility with regard to the Company's financial control and reporting system, corporate accounting and the quality and integrity of the Company's financial reports. The Board of Directors' charge to the Audit Committee is defined in reasonably specific terms in the Audit Committee Charter. The charter is intended to guide the Audit Committee as it strives to gain reasonable assurance that:

     - management is properly discharging its responsibility for the Company's financial statements,

     - the financial statements have been prepared in accordance with generally accepted accounting principles,

     - an adequate system of internal accounting controls is functioning within the Company, and

     - management has devised and implemented a program for compliance with the Foreign Corrupt Practices Act.


           A primary concern of the Audit Committee is that internal accounting and administrative controls are adequate to ensure that:

     -    assets are safeguarded,

     -    transactions are authorized, and

     -    transactions are properly recorded.


           The Audit Committee Charter should be reviewed by corporate counsel and approved by the Board of Directors. The Charter should be reviewed annually by the Audit Committee and modified as necessary.

                             ALLION HEALTHCARE INC.

                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                                     CHARTER


I. GENERAL

     A. The Audit Committee must prepare a written Audit Committee charter ("Charter") that is approved by the full Board of Directors.

     B. The Audit Committee must review and assess the adequacy of the Charter on an annual basis.


II. COMPOSITION

     A. Audit Committee members, including the Audit Committee Chair, will be recommended by the Chairman of the Board and will be designated by the Board of Directors.

     B. The Audit Committee will be comprised of a minimum of two non-employee Directors. Each member of the Audit Committee will be, in the opinion of the Board of Directors, financially literate. At least one member of the Audit Committee will have accounting or related financial management experience.

     C. Audit Committee members will be free from any relationship which, in the opinion of the Board of Directors, would interfere with the exercise of their independent judgment as members of the Audit Committee. (See definition of Independence in Section VI below.)

     D. Audit Committee members will serve until the Board of Directors shall designate their successors.

     E. Audit Committee membership should include, if possible, individuals with varied backgrounds and occupations.

     F. Audit Committee continuity should be achieved, if possible, through staggered appointments.

III. AUTHORIZATION

     A. Financial Statements; External Audit. The Audit Committee is authorized to:

     1. Review, and make recommendations to the Board of Directors with respect to, the engagement or re-engagement of the independent public accounting firm to audit the Company's financial statements for the then current fiscal year and to provide such other audit-related services as the Audit Committee believes desirable. The independent public accounting firm is ultimately accountable to the Board of Directors and the Audit Committee as representatives of the Company's shareholders.

     2. Discuss and approve the overall scope of the external audit for the then current fiscal year.

     3. Discuss and, when appropriate, approve the external audit fees to be charged.

     4. Discuss the results of the external audit. After completion of the external audit, review separately with each of management, the independent public accounting firm, and the Company's internal auditing department any significant issues or difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

     5. Discuss the management report of the independent public accounting firm regarding the external audit and the response by management thereto.

     6. Discuss the method of evaluation by the independent public accounting firm of the adequacy and effectiveness of the accounting procedures and internal accounting controls of the Company.

     7.   Review the audited annual financial statements of the Company.

     8.   Review the financial statements included in any securities offering.

     9.   Review the quarterly financial statements of the Company.

     10. Establish procedures which ensure that the Audit Committee is advised on a timely basis of any breakdown in internal accounting controls or management fraud.

     11. NOTE: The current procedure calls for the Company's Chief Financial Officer to inform the Committee in writing of any material breakdown in internal accounting controls or any management fraud as soon as he/she is aware of same. 12. Review significant transactions, contracts and other agreements that have a material effect on the financial statements.

     13. Review any significant disagreement among management and the independent public accounting firm or the Company's internal audit department in connection with the preparation of financial statements.

     14. Discuss recent Financial Accounting Standards Board, Securities and Exchange Commission, or other regulatory pronouncements, which might affect the Company's financial statements, and recommend changes or improvements for complying with them.

     B. Non-Audit Services. The Audit Committee is authorized to review the engagement of an independent public accounting firm to provide non-audit services, including the terms of the engagement, the cost thereof and, if such firm has been retained to provide audit services, whether such non-audit services will, in the opinion of the Audit Committee, adversely affect the independence of the independent public accounting firm in carrying out its audit assignments as included in "A" above.

     C. Accounting Policies, Procedures and Principles. The Audit Committee is authorized to:

     1. Review the accounting policies, procedures and principles adopted or continued by the management of the Company which, in the opinion of management, will conform to the standards required:

     a. for the purpose of maintaining or establishing the books, records, accounts and internal accounting controls of the Company in compliance with Section 102 of the Foreign Corrupt Practices Act of 1977, as codified in Section 13(b)(2) of the Securities Exchange Act of 1934, and

     b.   for the purpose of prevent or detecting:

     (1) any improper or illegal disbursement of Company funds or property of value, or

     (2) the making of any arrangement on behalf of the Company which may provide for or result in the improper or illegal disbursement of funds or property of value, in order that the Company shall be in compliance with Section 103(a) of the Foreign Corrupt Practices Act of 1977, as codified in Section 30A of the Securities Exchange Act of 1934.

     2. Consider and approve, if appropriate, major changes to the Company's auditing and accounting principles and practices as suggested by the independent public accounting firm, management or the Company's internal audit department.

     3. Review with the independent public accounting firm, the internal audit function and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.

     D. Internal Audit Program. The Audit Committee is authorized to review the overall scope of the Internal Audit program (if one exists) and to receive and discuss all internal audit reports, and recommend improvements or changes to the program or reports. The Committee is also authorized to review the overall adequacy of the function and the competence of the personnel engaged in such function, and to recommend improvements or changes in such personnel. This may include reviewing staffing requirements, budgetary matters and continuing professional development. The Committee must approve the hiring or termination of the lead Internal Auditor or the decision to utilize an outsource audit function.

     E. Access to Audit Committee. The Audit Committee is authorized to encourage access to the Committee by a representative of the independent public accounting firm (generally the engagement partner), by the internal audit function (if one exists), and by the Chief Financial Officer of the Company. Generally this is accomplished through annual or more frequent private sessions with each of these persons. In addition, the Audit Committee may have one or more private executive sessions.

NOTE: By providing the independent public accounting firm a communication channel independent of management, the Audit Committee enhances the independence of that firm.

     F. Investigations. The Audit Committee is authorized to conduct investigations relating to financial affairs, records, accounts and reports of the Company as the Audit Committee may in its discretion deem desirable, or as the Board of Directors may from time to time request. Such investigations may include the need for internal staff support and/or external support including accountants, attorneys and consultants.

     G. Notice to Audit Committee of Certain Actions. The Audit Committee must be advised by management when the Company is seeking a second opinion on a significant accounting/financial reporting issue.

     H.   Miscellaneous. The Audit Committee is authorized to:

     1. Annually review the program, which monitors compliance with the Company's Business Conduct policy.

     2. Review and approve all proposed transactions between the Company and members of the Board of Directors or management.

     3. Verbally report its findings to the Board of Directors and will maintain minutes of each Committee meeting.

     4. Discuss the quality and depth of staffing in the accounting and financial departments of the Company, and to recommend improvements or changes in such staffing.


IV. INDEMNIFICATION

           In the course of their service on the Audit Committee, Committee members may be made a party to a legal action or other proceeding resulting in a personal economic loss to the member. In the event of any such loss resulting from their service on the Audit Committee, Audit Committee members will be indemnified by the Company.

V. INDEPENDENT PUBLIC ACCOUNTING FIRM MATTERS

     A. The Audit Committee is responsible for obtaining a formal written Statement of Independence from the independent public accounting firm, and for actively engaging in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity or independence of the auditor. The Company's Proxy must include an Audit Committee Report discussing whether the committee received the Statement of Independence and reviewed it with the auditors.

     B. The independent public accounting firm must discuss annually with the Audit Committee its judgment about the quality of accounting principles applied by the Company.

     C. The Audit Committee must review the performance of the independent public accounting firm and recommend to the Board of Directors the discharge of such firm when circumstances warrant. It should be noted that the independent auditors are ultimately accountable to the Board of Directors and the Audit Committee.


VI. INDEPENDENCE OF AUDIT COMMITTEE MEMBERS

     A. Audit Committee members are considered independent if they have no relationship with the Company that may interfere with the exercise of their independence from management and the Company.

     B.   Examples of conflicts of independence are:

     1. Director being employed by the Company (or affiliates) for the current year and any of the past 5 years,

     2. Director receiving compensation from the Company other than for Board service,

     3. Director being related to anyone who has been executive officer of the Company or any of its affiliates in any of the past 5 years,

     4. Director being a principal or executive officer of an entity to which the Company made or received payments in amounts that are significant to the Company or entity in any of the past 5 years,

     5. Director being employed as executive of another corporation where any of the Company's executives serve on that corporation's compensation committee.


VII. FREQUENCY OF MEETINGS

         The Audit Committee will meet at least two times a year or more frequently as it deems necessary to perform its required duties.

                                                                       EXHIBIT B

                             ALLION HEALTHCARE, INC.

                         COMPENSATION COMMITTEE CHARTER



I.         PURPOSE

     o The Compensation Committee (the "Committee") is appointed by the Board of Directors of Allion Healthcare, Inc. (the "Board") to discharge the Board's responsibilities relating to compensation of the Company's directors, officers and executives.

     o The Committee has overall responsibility for approving and evaluating the director, officer and executive compensation, plans, policies and programs of the Company.


II. COMMITTEE MEMBERSHIP

     o    The Committee shall consist of no fewer than two members.

     o    Each person serving on the Committee shall be a member of the Board.

     o    Each member shall be:

     o a "non-employee director" as that term is defined for purposes of Rule 16b-3 under the Securities Act of 1934, as amended;

     o an "outside director" as that term is defined for purposes of Section 162(m) of the Internal Revenue Code, as amended; and

     o    "independent" as that term is defined in Rule 4200 of the NASD Manual.

     o    The members of the Committee shall be appointed by the Board.

     o Committee members may be replaced by the Board, as the Board may determine from time to time.

     o There shall be a Chairman of the Committee, who shall be appointed by the Board.

III. COMMITTEE AUTHORITY AND RESPONSIBILITIES


1. ANNUAL COMPENSATION DETERMINATIONS.

     o    The Committee shall:

     o annually review and approve corporate goals and objectives relevant to compensation of the Chief Executive Officer ("CEO");

     o    evaluate the CEO's performance in light of those goals and objectives;
          and

     o    set the CEO's compensation levels based on such evaluation.

     o In determining the long-term incentive component of CEO compensation, the Committee will consider:

     o    The Company's performance and relative shareholder return;

     o the value of similar incentive awards to chief executive officers at comparable companies, as well as at other companies with which the Company competes for executive talent; and

     o    the awards given to the CEO in past years.


2. REVIEW OF COMPENSATION COMMITTEE.

     o    The Committee shall annually review and approve:

     o    corporate goals and objectives relevant to CEO compensation;

     o    evaluate the CEO's performance in light of those goals and objectives;
          and

     o recommend to the Board the CEO's compensation levels based on this evaluation.

     o In determining the long-term incentive component of CEO compensation, the Committee will consider:

     o the Company's performance and relative shareholder return, the value of similar incentive awards to CEOs at comparable companies and the awards given to the CEO in past years.

     o The Committee shall annually review and make recommendations to the Board with respect to the:

     o compensation of all directors, officers and other key executives, including incentive-compensation plans and equity-based plans.

     o The Committee shall annually review and approve, for the CEO and the senior executives of the Company:

     o    the annual base salary level;

     o    the annual incentive opportunity level;

     o    the long-term incentive opportunity level;

     o employment agreements, severance arrangements, and change in control agreements/provisions, in each case as, when and if appropriate; and

     o    any special or supplemental benefits.


3. ADMINISTRATION OF COMPENSATION PLANS.

     o    The Committee shall:

     o review the operation of the Company's executive compensation programs to determine whether they are properly coordinated;

     o review polices for the administration of such executive compensation programs;

     o modify any executive compensation programs that are not reasonably related to executive performance; and

     o establish and periodically review policies in the area of management prerequisites.

     o The Committee shall also administer the Company's stock option plans and restricted stock plans.


4. ADDITIONAL FUNCTIONS OF THE COMMITTEE.

     o    The Committee shall:

     o    plan for executive development and succession; and

     o    review indemnification issues.


5. SUBCOMMITTEES.

     o The Committee may form and delegate authority to subcommittees when appropriate.


6. RETENTION OF CONSULTANTS AND ADVISORS.

     o The Committee shall have the sole authority to retain and terminate any compensation consultant to be used to assist in the evaluation of director, CEO or senior executive compensation and shall have sole authority to approve the consultant's fees and other retention terms.

     o The Committee shall also have authority to obtain advice and assistance from internal or external legal, accounting or other advisors.


7. REGULAR REPORTING.

     o    The Committee shall make regular reports to the Board.


8. PERIODIC EVALUATION.

     o The Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

     o    The Committee shall annually review its own performance.

IV. OPERATION OF COMMITTEE.


1. MEETINGS.

     o The Committee shall meet at least two times each year and at such other times as it deems necessary to fulfill its responsibilities.

     o    The Committee shall report its minutes from each meeting to the Board.


2. COMMITTEE ACTION.

     o A majority of the members present shall decide any question brought before the Committee.

     o The actions by the majority may be expressed either by a vote at a meeting or in writing without a meeting.

     o    Two members shall constitute a quorum.





3. PROCEDURES.

     o The Chairman of the Committee shall establish such rules as may from time to time be necessary or appropriate for the conduct of the business of the Committee.

     o The Chairman shall appoint as secretary a person who may, but need not, be a member of the Committee or be eligible for benefits under one or more plans.

     o A certificate of the secretary of the Committee setting forth the names of the members of the Committee, or actions taken by the Committee shall be sufficient evidence at all times as to the persons constituting the Committee, or such actions taken.

       ------------------------------------------------------------------
                              AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                             ALLION HEALTHCARE, INC.
       ------------------------------------------------------------------

ALLION HEALTHCARE, INC., a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), hereby certifies as follows:

1.    The name of the Corporation is ALLION HEALTHCARE, INC.
2. The original Certification of Incorporation of the Corporation was filed on February 3, 1989; a Restated Certificate of Incorporation of the Corporation was filed on November 15, 1999; an Amendment to the Restated Certificate of Incorporation was filed on June 1, 2000; an Amendment to the Restated Certificate of Incorporation was filed January 5, 2001; and an Amendment to the Restated Certificate of Incorporation was filed on April 4, 2003. On January 9, 2001, the Corporation filed a Certificate of Designation of Series A Preferred Stock. On April 25, 2001, the Corporation filed a Certificate of Designation of Series B Preferred Stock. On November 5, 2001, the Corporation filed an Amended and Restated Certificate of Designation of Series B Preferred Stock. On March 31, 2003, the Corporation filed a Certificate of Designation of Series C Preferred Stock.
3. This Amended and Restated Certificate of Incorporation has been duly adopted by the Board of Directors of the Corporation.
4. This Amended and Restated Certificate of Incorporation has been duly adopted in accordance with the provisions of Sections 245 and 242 of the General Corporation Law of the State of Delaware.
5. The Restated Certificate of Incorporation of the Corporation is amended and restated so as henceforth to read in its entirety as follows:

                                    ARTICLE I

The name of the Corporation is Allion Healthcare, Inc.

                                   ARTICLE II

The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware.

                                   ARTICLE III

The registered office of the Corporation in Delaware is 2711 Centerville Road, Suite 400, New Castle County, Wilmington, Delaware 19808, and the name of its registered agent is The Corporation Service Company.

                                   ARTICLE IV
4.1 The total number of shares of capital stock which the Corporation shall have authority to issue is one hundred million (100,000,000) shares, consisting of eighty million (80,000,000) shares of Common Stock, par value $.001 per share (the "Common Stock"), and twenty million (20,000,000) shares of Preferred Stock, par value $.001 per share (the "Preferred Stock").

4.2 Subject to the terms contained in this Amended and Restated Certificate of Incorporation, Preferred Stock may be issued from time to time (1) in one or more series, with such distinctive serial designations; and (2) may have such voting powers, full or limited, or may be without voting powers; and (3) may be subject to redemption at such time or times and at such prices; and (4) may be entitled to receive dividends (which may be cumulative or non-cumulative) at such rate or rates, on such conditions, and at such times and payable in preference to, or in such rate or rates, on such conditions, and at such times and payable in preference to, or in such relation to, the dividends payable on any other class or classes or assets of the Corporation; and (6) may be made convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of stock of the Corporation, at such price or prices or at such rates of exchange, and with such adjustments; and (7) shall have such other relative, participating, optional and other special rights and qualifications, limitations or restrictions thereof, all as shall hereafter be stated and expressed in the resolution or resolutions providing for the issue of such Preferred Stock from time to time adopted by the Board of Directors of the Corporation (the "Board") pursuant to authority to do so which is hereby expressly vested in the Board.

                                    ARTICLE V
5.1 The Series A Preferred Stock of the Corporation shall have the designation, powers, preferences and relative, participating, optional or other rights set forth in this Article V, and the qualifications, limitations and restrictions set forth in this
           Article V (in each case in addition to any powers, preferences and relative, participating, optional or other rights, and qualifications, limitations and restrictions, set forth in this Amended and Restated Certificate of Incorporation).

5.2 DESIGNATION; NUMBER OF SHARES. 512,500 shares of Preferred Stock shall be designated the "Series A Preferred Stock" (the
           "Series A Preferred Stock").

5.3 RANKING. All the preferential amounts to be paid to the holders of the Series A Preferred Stock as provided in this Amended and Restated Certificate of Incorporation shall be paid or set apart for payment
           (i) on a PARI PASSU basis with the Series B Preferred Stock and Series C Preferred Stock and (ii) before the payment or setting apart for payment of any amount for, or the distribution of any property of the Corporation to, the holders of any class or series of Common Stock or other class or series of capital stock of the Corporation, whether now or hereafter authorized, ranking junior as to liquidation rights to the Series A Preferred Stock.

5.4 DIVIDENDS. In the event any dividends (other than dividends payable in Common Stock) are declared with respect to the Common Stock, or upon the Series B Preferred Stock, Series C Preferred Stock, or any class or series of Preferred Stock which is designated for PARI PASSU dividend treatment, the holders of the Series A Preferred Stock as of the record date established by the Board for such dividend shall be entitled to receive as dividends (the "Series A Dividends") an amount (whether in the form of cash, securities or other property) equal to the amount (and in the form) of the dividends that such holder would have received had the Series A Preferred Stock been converted into Common Stock as of the date immediately prior to the record date of such dividend, or, in the case of dividends on Series B Preferred Stock, Series C Preferred Stock or other PARI PASSU series or class of Preferred Stock, an amount per share equal to any dividends declared thereon, in each case such Series A Dividends to be payable on the payment date of the dividend established by the Board. The record date for any such Series A Dividends shall be the record date for the applicable dividend, and any such Series A Dividends shall be payable to the persons in whose name the Series A Preferred Stock is registered at the close of business on the applicable record date.

5.5 LIQUIDATION DISSOLUTION OR WINDING UP. The Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock respective liquidation preferences shall rank PARI PASSU in connection with any liquidation, dissolution or winding up of the Corporation. In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, before any distribution may be made with respect to the Common Stock or any other series of capital stock of the Corporation ranking junior as to liquidation rights to the Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock, the holders of each share of (i) Series A Preferred Stock shall be entitled to be paid out of the assets of the Corporation available for distribution to holders of the Corporation's capital stock of all classes, whether such assets are capital, surplus or capital earnings, on a PARI PASSU basis with the shares of Series B Preferred Stock and Series C Preferred Stock and as a liquidation preference an amount equal to $4.00 per share on the Series A Preferred Stock (as adjusted for stock splits, stock dividends and the like) plus all declared and unpaid dividends thereon, if any, since the date of issue up to and including the date full payment shall be tendered to the holders of the Series A Preferred Stock with respect to such liquidation, dissolution or winding up, (ii) Series B Preferred Stock shall be entitled to be paid out of the assets of the Corporation available for distribution to holders of the Corporation's capital stock of all classes, whether such assets are capital, surplus or capital earnings, on a PARI PASSU basis with the shares of Series A Preferred Stock and Series C Preferred Stock and as a liquidation preference an amount equal to $6.00 per share on the Series B Preferred Stock (as adjusted for stock splits, stock dividends and the like) plus all declared and unpaid dividends thereon, if any, since the date of issue up to and including the date full payment shall be tendered to the holders of the Series B Preferred Stock with respect to such liquidation, dissolution or winding up and (iii) Series C Preferred Stock shall be entitled to be paid out of the assets of the Corporation available for distribution to holders of the Corporation's capital stock of all classes, whether such assets are capital, surplus or capital earnings, on a PARI PASSU basis with the shares of Series A Preferred Stock and Series B Preferred Stock, and as a liquidation preference, an amount equal to $10.00 per share on the Series C Preferred Stock (as adjusted for stock splits, stock dividends and the like) plus all declared and unpaid dividends thereon, if any, since the date of issue up to and including the date full payment shall be tendered to the holders of the Series C Preferred Stock with respect to such liquidation, dissolution or winding up. If, upon any liquidation, dissolution or winding up of the Corporation, the amounts payable with respect to the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock are not paid in full, the holders of each of the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, respectively, shall share ratably in any distribution of assets in proportion to the full respective preferential amounts to which they are otherwise entitled to receive.

           After payment in full of the respective liquidation preferences for the Series A Preferred Stock, Series B Preferred Stock and the Series C Preferred Stock, in each case as set forth in the preceding paragraph, the assets of the Corporation legally available for distribution to its stockholders, if any, shall be distributed ratably to the holders of the Common Stock of the Corporation and Series C Preferred Stock, on an as-if-converted to Common Stock basis, and the holders of Series A Preferred Stock and Series B Preferred Stock shall be entitled to no further participation in the distribution of assets of the Corporation with respect to the shares of Series A Preferred Stock and Series B Preferred Stock held thereby.

           The powers, preferences and rights set forth in this Section 5.5 are the same powers, preferences and rights that are described in Sections 6.5 and 7.5, and are not additional to or cumulative with, the powers, preferences and rights set forth in Sections 6.5 and 7.5.

5.6 CONVERSION. The holders of the Series A Preferred Stock shall have the following conversion rights:

       (a) VOLUNTARY CONVERSION. Each holder of shares of Series A Preferred Stock may elect at any time to convert the shares of Series A Preferred Stock then held by such holder into a number of shares of Common Stock computed by multiplying the number of shares of Series A Preferred Stock to be converted by their applicable Conversion Value (as defined below) and dividing the result by the applicable conversion price for the Series A Preferred Stock (the "Series A Conversion Price") then in effect. The "Conversion Value" of the Series A Preferred Stock shall be $2.00 per share. The Series A Conversion Price shall initially be $2.00 per share and shall be subject to adjustment as hereinafter provided. The conversion rate for each series of Series A Preferred Stock shall initially be one-to-one. If a holder of Series A Preferred Stock elects to convert Series A Preferred Stock at a time when there are any declared and unpaid dividends or other amounts due on such shares, such dividends and other amounts shall be paid in full by the Corporation in connection with such conversion.

       (b) AUTOMATIC CONVERSION. Each share of Series A Preferred Stock outstanding shall automatically be converted into the number of shares of Common Stock into which such shares are convertible as computed according to the formula set forth in Section 5.6(a) hereof at the then effective applicable Series A Conversion Price upon the earlier of

       (i) the date specified by the holders of at least two-thirds of shares of Series A Preferred Stock then outstanding, or

       (ii) immediately prior to the closing of an underwritten public offering of shares of the Corporation's Common Stock pursuant to an effective registration statement under the Securities Act of 1933, as amended, which results in gross proceeds to the Corporation of at least $25,000,000 (a "Series A Qualified Public Offering").

       (c) PROCEDURE FOR VOLUNTARY CONVERSION. Upon election to convert pursuant to Sections 5.6(a) or 5.6(b)(i), the relevant holder or holders of Series A Preferred Stock shall surrender the certificate or certificates representing the Series A Preferred Stock being converted, duly assigned or endorsed for transfer to the Corporation (or accompanied by duly executed stock powers relating thereto), at the principal executive office of the Corporation or the offices of the transfer agent for the Series A Preferred Stock or such office or offices in the continental United States of an agent for conversion, in each case as is from time to time designated by notice to the holders of the Series A Preferred Stock by the Corporation, or in the event the certificate or certificates are lost, stolen or missing, shall deliver an affidavit or agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection therewith (an "Affidavit of Loss") with respect to such certificates. The issuance by the Corporation of Common Stock upon a conversion of Series A Preferred Stock upon election to convert pursuant to Sections 5.6(a) or 5.6(b)(i) hereof shall be effective as of the surrender of the certificate or certificates for the Series A Preferred Stock to be converted, duly assigned or endorsed for transfer to the Corporation (or accompanied by duly executed stock powers relating thereto), or as of the delivery of an Affidavit of Loss. Upon surrender of a certificate representing Series A Preferred Stock for conversion, or delivery of an Affidavit of Loss, the Corporation shall issue and send by hand delivery, by courier or by first class mail (postage prepaid) to the holder thereof or to such holder's designee, at the address designated by such holder, certificates for the number of shares of Common Stock to which such holder shall be entitled upon conversion plus a cash payment in the amount of any declared but unpaid dividends and other amounts as contemplated by Sections 5.6(a) or 5.6(b)(i) in respect of the shares of Series A Preferred Stock. Notwithstanding the foregoing, in the event of an automatic conversion pursuant to Section 5.6(b)(i), the outstanding shares of such applicable Series A Preferred Stock shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent and all rights with respect to such applicable Series A Preferred Stock shall terminate, except any of the rights of the holders thereof upon surrender of their certificate or certificates therefore or delivery of an Affidavit of Loss thereof to receive certificates for the number of shares of Common Stock into which such shares of Series A Preferred Stock has been converted plus all declared but unpaid dividends and other amounts as contemplated by Section 5.6(b)(i) in respect of the shares of Series A Preferred Stock which are converted. The issuance of certificates for Common Stock upon conversion of Series A Preferred Stock will be made without charge to the holders of such shares for any issuance tax in respect thereof or other costs incurred by the Corporation in connection with such conversion and the related issuance of such stock.

       (d) PROCEDURE FOR AUTOMATIC CONVERSION ON SERIES A QUALIFIED PUBLIC OFFERING. As of, and in all cases subject to, the closing of a Series A Qualified Public Offering (the "Series A Automatic Conversion Date"), all outstanding shares of Series A Preferred Stock shall be converted automatically into shares of Common Stock as set forth in
           Section 5.6(b)(ii) hereof and without any further action by the holders of such shares and whether or not the certificates representing such shares of Series A Preferred Stock are surrendered to the Corporation or its transfer agent. On the Series A Automatic Conversion Date, all rights with respect to the Series A Preferred Stock so converted shall terminate, except any of the rights of the holders thereof upon surrender of their certificate or certificates therefore or delivery of an Affidavit of Loss thereof to receive certificates for the number of shares of Common Stock into which such Series A Preferred Stock has been converted plus all declared but unpaid dividends and other amounts as contemplated by Section 5.6(b)(ii). If so required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or by his, her or its attorney duly authorized in writing. Upon surrender of such certificates or Affidavit of Loss, the Corporation shall issue and deliver to such holder, promptly at such office and in its name as shown on such surrendered certificate or certificates, a certificate or certificates for the number of shares of Common Stock into which the shares of the Series A Preferred Stock surrendered are convertible on the Series A Automatic Conversion Date and shall pay all declared but unpaid dividends and other amounts as contemplated by Section 5.6(b)(ii) in respect of the shares of Series A Preferred Stock which are converted. The issuance of certificates for Common Stock upon conversion of Series A Preferred Stock will be made without charge to the holders of such shares for any issuance tax in respect thereof or other costs incurred by the Corporation in connection with such conversion and the related issuance of such stock.


       (e) FRACTIONAL SHARES. The Corporation shall not be obligated to deliver to holders of Series A Preferred Stock any fractional share of Common Stock issuable upon any conversion of such Series A Preferred Stock, but in lieu thereof may make a cash payment in respect thereof in any manner permitted by law.

       (f) RESERVATION OF COMMON STOCK. The Corporation shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for issuance upon the conversion of Series A Preferred Stock as herein provided, free from any preemptive rights or other obligations, such number of shares of Common Stock as shall from time to time be issuable upon the conversion of all the Series A Preferred Stock then outstanding provided that the shares of Common Stock so reserved shall not be reduced or affected in any manner whatsoever so long as any shares of Series A Preferred Stock are outstanding. The Corporation shall prepare and shall use its best efforts to obtain and keep in force such governmental or regulatory permits or other authorizations as may be required by law, and shall comply with all requirements as to registration, qualification or listing of the Common Stock, in order to enable the Corporation lawfully to issue and deliver to each holder of record of Series A Preferred Stock such number of shares of its Common Stock as shall from time to time be sufficient to effect the conversion of all Series A Preferred Stock then outstanding and convertible into shares of Common Stock.

       (g) ADJUSTMENTS TO SERIES A CONVERSION PRICE. The Series A Conversion Price in effect from time to time shall be subject to adjustment as follows:

       (i) STOCK DIVIDENDS, SUBDIVISIONS AND COMBINATIONS. Upon the issuance of additional shares of Common Stock as a dividend or other distribution on outstanding Common Stock, the subdivision of outstanding shares of Common Stock into a greater number of shares of Common Stock, or the combination of outstanding shares of Common Stock into a smaller number of shares of the Common Stock, the applicable Series A Conversion Price shall, simultaneously with the happening of such dividend, subdivision or split be adjusted by multiplying the then effective Series A Conversion Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event. An adjustment made pursuant to this Section 5.6(g)(i) shall be given effect, upon payment of such a dividend or distribution, as of the record date for the determination of stockholders entitled to receive such dividend or distribution (on a retroactive basis) and in the case of a subdivision or combination shall become effective immediately as of the effective date thereof.

       (h) OTHER ADJUSTMENTS.

       (i) In the event the Corporation shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation other than shares of Common Stock, then and in each such event lawful and adequate provision shall be made so that the holders of Series A Preferred Stock shall receive upon conversion thereof in addition to the number of shares of Common Stock receivable thereupon, the number of securities of the Corporation which they would have received had their Series A Preferred Stock been converted into Common Stock on the date of such event and had they thereafter, during the period from the date of such event to and including the date of conversion retained such securities receivable by them as aforesaid during such period, giving application to all adjustments called for during such period under this Article V as applied to such distributed securities.

       (ii) If the Common Stock issuable upon the conversion of the Series A Preferred Stock shall be changed into the same or different number of shares of any class or classes of stock, whether by reclassification or otherwise (other than a subdivision or combination of shares or stock dividend provided for above, or a reorganization, merger, consolidation or sale of assets provided for elsewhere in this
           Section 5.6(h)), then and in each such event the holder of each share of Series A Preferred Stock shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification or other change, by holders of the number of shares of Common Stock into which such shares of Series A Preferred Stock might have been converted immediately prior to such reorganization, reclassification or change, all subject to further adjustment as provided herein.

       (iii) Weighted Average Adjustment. In the event the Corporation shall issue shares of its Common Stock, or securities convertible into shares of Common Stock (excluding in each case shares issued (A) in any of the transactions described in Section 5.6(g)(i), (h)(i) or
           (h)(ii) above, (B) upon exercise of options granted to the Corporation's employees, directors, consultants or officers under a plan or plans adopted by the Board, if such shares would otherwise be included in this Section 5.6(h), (C) upon conversion of shares or exercise of options and warrants outstanding as of the date hereof, or (D) to shareholders of any corporation or owners of any other entity which merges into the Corporation in proportion to their stock or other holdings of such corporation or other entity immediately prior to such merger, upon such merger), for consideration per share less than the then effective Series A Conversion Price then and in each such case the then existing Series A Conversion Price shall be reduced, as of the opening of business on the date of such issue or sale, to a price determined by multiplying the Series A Conversion Price by a fraction (1) the numerator of which shall be (A) the number of shares of Common Stock deemed outstanding (as defined below) immediately prior to such issue or sale, plus (B) the number of shares of Common Stock which the aggregate consideration received by the Corporation for the total number of additional shares of Common Stock, or securities convertible into shares of Common Stock, so issued would purchase at such Series A Conversion Price and (2) the denominator of which shall be the number of shares of Common

           Stock deemed outstanding (as defined below) immediately prior to such issue or sale plus the total number of additional shares of Common Stock so issued or issuable upon conversion of the convertible securities so issued. For the purposes of this paragraph, the number of shares of Common Stock deemed to be outstanding as of a given date shall be the sum of (A) the number of shares of Common Stock actually outstanding, (B) the number of shares of Common Stock into which the then outstanding shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and any other series of class of securities of the Corporation convertible or exchangeable into Common Stock of the Corporation, could be converted if fully converted on the day immediately preceding the given date, and (C) the number of shares of Common Stock which could be obtained through the exercise or conversion of all other rights, options and convertible securities outstanding or exercisable on the day immediately preceding the given date. Such adjustment shall be made successively whenever such an issuance is made.

       (i) MERGERS AND OTHER REORGANIZATIONS. If at any time or from time to time there shall be a capital reorganization of the Common Stock (other than a subdivision, combination, reclassification or exchange of shares provided for in Sections 5.6(g) or (h) hereof) or a merger or consolidation of the Corporation with or into another corporation or the acquisition of the Corporation or the sale of all or substantially all of the Corporation's properties and assets to any other person, then, as a part of and as a condition to the effectiveness of such reorganization, merger, consolidation, acquisition or sale, lawful and adequate provision shall be made so that the holders of the Series A Preferred Stock shall thereafter be entitled to receive upon conversion of the Series A Preferred Stock, the number of shares of stock or other securities or property of the Corporation or of the successor corporation resulting from such recapitalization, merger, consolidation or sale, to which a holder of Common Stock deliverable upon conversion would have been entitled on such capital reorganization, merger, consolidation or sale. In any such case, appropriate provisions shall be made with respect to the rights of the holders of the Series A Preferred Stock after the reorganization, merger, consolidation, acquisition or sale to the end that the provisions of this Article V (including without limitation provisions for adjustment of the Series A Conversion Price and the number of shares purchasable upon conversion of the Series A Preferred Stock) shall thereafter be applicable, as nearly as can be, with respect to any shares of stock, securities or assets to be deliverable thereafter upon the conversion of the Series A Preferred Stock.

       (j) NO IMPAIRMENT. The Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all of the provisions of this
           Article V and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holders of the Series A Preferred Stock against impairment.

       (k) NOTICES OF ADJUSTMENTS. In each case of an adjustment or readjustment of the Series A Conversion Price, the Corporation will furnish each holder of Series A Preferred Stock with a certificate, prepared by the chief financial officer of the Corporation, showing such adjustment or readjustment, and stating in detail the facts upon which such adjustment or readjustment is based.

5.7 VOTING RIGHTS. Except as otherwise required by law, each holder of Series A Preferred Stock shall be entitled to vote on all matters and each such holder shall be entitled to that number of votes equal to the largest number of whole shares of Common Stock into which such holder's shares of Series A Preferred Stock could be converted pursuant to the provisions of Article V hereof, at the record date for the determination of stockholders entitled to vote on such matter or, if no such record date is established, at the date such vote is taken or any written consent of stockholders is solicited. Except as otherwise expressly provided herein or as required by law, the holders of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Common Stock shall vote together as a single class on all matters.

5.8 NO REISSUANCE OF SERIES A PREFERRED STOCK. No share or shares of the Series A Preferred Stock acquired by the Corporation by reason of redemption, purchase, conversion or otherwise shall be reissued, and all such shares shall be canceled, retired and eliminated from the shares which the Corporation shall be authorized to issue. The Corporation may from time to time take such appropriate corporate action as may be necessary to reduce the authorized number of shares of the Series A Preferred Stock accordingly.

5.9 NOTICES OF RECORD DATE. In the event (i) the Corporation establishes a record date to determine the holders of any class of securities who are entitled to receive any dividend or other distribution or (ii) there occurs any capital reorganization of the Corporation, any reclassification or recapitalization of the capital stock of the Corporation, any merger or consolidation of the Corporation, any acquisition of the Corporation, any transfer of all or substantially all of the assets of the Corporation to any other Corporation entity or person, any sale of a majority of the voting securities of the Corporation in one or a series of related transactions or any voluntary or involuntary dissolution, liquidation or winding up of the Corporation, the Corporation shall mail to each holder of Series A Preferred Stock at least twenty (20) days prior to the record date specified therein, a notice specifying (a) the date of such record date for the purpose of such dividend or distribution and a description of such dividend or distribution, (b) the date on which any such reorganization, reclassification, transfer, consolidation, merger, acquisition, sale, dissolution, liquidation or winding up is expected to become effective, and (c) the time, if any, that is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, transfer, consolidation, merger, acquisition, sale, dissolution, liquidation or winding up.

                                   ARTICLE VI

6.1 The Series B Preferred shall have the designation, powers, preferences and relative, participating, optional or other rights set forth in this Article VI, and the qualifications, limitations and restrictions set forth in this Article VI (in each case in addition to any powers, preferences and relative, participating, optional or other rights, and the qualifications, limitations and restrictions, set forth in this Amended and Restated Certificate of Incorporation).

6.2 DESIGNATION; NUMBER OF SHARES. 666,668 shares of Preferred Stock shall be designated the "Series B Preferred Stock" (the "Series B Preferred Stock").

6.3 RANKING. All the preferential amounts to be paid to the holders of the Series B Preferred Stock as provided in this Amended and Restated Certificate of Incorporation shall be paid or set apart for payment
           (i) on a PARI PASSU basis with the Series A Preferred Stock and Series C Preferred Stock and (ii) before the payment or setting apart for payment of any amount for, or the distribution of any property of the Corporation to, the holders of any class or series of Common Stock or other class or series of capital stock of the Corporation, whether now or hereafter authorized, ranking junior as to liquidation rights to the Series B Preferred Stock.

6.4 DIVIDENDS. In the event any dividends (other than dividends payable in Common Stock) are declared with respect to the Common Stock, or upon the Series A Preferred Stock, Series C Preferred Stock, or any class or series of Preferred Stock which is designated for PARI PASSU dividend treatment, the holders of the Series B Preferred Stock as of the record date established by the Board for such dividend shall be entitled to receive as dividends (the "Series B Dividends") an amount (whether in the form of cash, securities or other property) equal to the amount (and in the form) of the dividends that such holder would have received had the Series B Preferred Stock been converted into Common Stock as of the date immediately prior to the record date of such dividend, or, in the case of dividends on Series A Preferred Stock, Series C Preferred Stock or other PARI PASSU class or series of Preferred Stock, an amount per share equal to any dividends declared thereon, in each case such Series B Dividends to be payable on the payment date of the dividend established by the Board. The record date for any such Series B Dividends shall be the record date for the applicable dividend, and any such Series B Dividends shall be payable to the persons in whose name the Series B Preferred Stock is registered at the close of business on the applicable record date.

6.5 LIQUIDATION DISSOLUTION OR WINDING UP. The Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock respective liquidation preferences shall rank PARI PASSU in connection with any liquidation, dissolution or winding up of the Corporation. In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, before any distribution may be made with respect to the Common Stock or any other series of capital stock of the Corporation ranking junior as to liquidation rights to the Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock, the holders of each share of (i) Series A Preferred Stock shall be entitled to be paid out of the assets of the Corporation available for distribution to holders of the Corporation's capital stock of all classes, whether such assets are capital, surplus or capital earnings, on a PARI PASSU basis with the shares of Series B Preferred Stock and Series C Preferred Stock and as a liquidation preference an amount equal to $4.00 per share on the Series A Preferred Stock (as adjusted for stock splits, stock dividends and the like) plus all declared and unpaid dividends thereon, if any, since the date of issue up to and including the date full payment shall be tendered to the holders of the Series A Preferred Stock with respect to such liquidation, dissolution or winding up, (ii) Series B Preferred Stock shall be entitled to be paid out of the assets of the Corporation available for distribution to holders of the Corporation's capital stock of all classes, whether such assets are capital, surplus or capital earnings, on a PARI PASSU basis with the shares of Series A Preferred Stock and Series C Preferred Stock and as a liquidation preference an amount equal to $6.00 per share on the Series B Preferred Stock (as adjusted for stock splits, stock dividends and the like) plus all declared and unpaid dividends thereon, if any, since the date of issue up to and including the date full payment shall be tendered to the holders of the Series B Preferred Stock with respect to such liquidation, dissolution or winding up and (iii) Series C Preferred Stock shall be entitled to be paid out of the assets of the Corporation available for distribution to holders of the Corporation's capital stock of all classes, whether such assets are capital, surplus or capital earnings, on a PARI PASSU basis with the shares of Series A Preferred Stock and Series B Preferred Stock, and as a liquidation preference, an amount equal to $10.00 per share on the Series C Preferred Stock (as adjusted for stock splits, stock dividends and the like) plus all declared and unpaid dividends thereon, if any, since the date of issue up to and including the date full payment shall be tendered to the holders of the Series C Preferred Stock with respect to such liquidation, dissolution or winding up. If, upon any liquidation, dissolution or winding up of the Corporation, the amounts payable with respect to the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock are not paid in full, the holders of each of the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, respectively, shall share ratably in any distribution of assets in proportion to the full respective preferential amounts to which they are otherwise entitled to receive.

           After payment in full of the respective liquidation preferences for the Series A Preferred Stock, Series B Preferred Stock and the Series C Preferred Stock, in each case as set forth in the preceding paragraph, the assets of the Corporation legally available for distribution to its stockholders, if any, shall be distributed ratably to the holders of the Common Stock of the Corporation and Series C Preferred Stock, on an as-if-converted to Common Stock basis, and the holders of Series A Preferred Stock and Series B Preferred Stock shall be entitled to no further participation in the distribution of assets of the Corporation with respect to the shares of Series A Preferred Stock and Series B Preferred Stock held thereby.

           The powers, preferences and rights set forth in this Section 6.5 are the same powers, preferences and rights that are described in Sections 5.5 and 7.5, and are not additional to or cumulative with, the powers, preferences and rights set forth in Sections 5.5 and 7.5.

6.6 CONVERSION. The holders of the Series B Preferred Stock shall have the following conversion rights:

       (a) VOLUNTARY CONVERSION. Each holder of shares of Series B Preferred Stock may elect at any time to convert the shares of Series B Preferred Stock then held by such holder into a number of shares of Common Stock computed by multiplying the number of shares of Series B Preferred Stock to be converted by their applicable Conversion Value (as defined below) and dividing the result by the applicable conversion price for the Series B Preferred Stock (the "Series B Conversion Price") then in effect. The "Conversion Value" of the Series B Preferred Stock shall be $3.00 per share. The Series B Conversion Price shall initially be $3.00 per share and shall be subject to adjustment as hereinafter provided. The conversion rate for each series of Series B Preferred Stock shall initially be one-to-one. If a holder of Series B Preferred Stock elects to convert Series B Preferred Stock at a time when there are any declared and unpaid dividends or other amounts due on such shares, such dividends and other amounts shall be paid in full by the Corporation in connection with such conversion.

       (b) AUTOMATIC CONVERSION. Each share of Series B Preferred Stock outstanding shall automatically be converted into the number of shares of Common Stock into which such shares are convertible as computed according to the formula set forth in Section 6.6(a) hereof at the then effective applicable Series B Conversion Price upon the earlier of

       (i) the date specified by the holders of at least two-thirds of shares of Series B Preferred Stock then outstanding, or

       (ii) immediately prior to the closing of an underwritten public offering of shares of the Corporation's Common Stock pursuant to an effective registration statement under the Securities Act of 1933, as amended, which results in gross proceeds to the Corporation of at least $10,000,000 (a "Series B Qualified Public Offering").

       (c) PROCEDURE FOR VOLUNTARY CONVERSION. Upon election to convert pursuant to Sections 6.6(a) or 6.6(b)(i), the relevant holder or holders of Series B Preferred Stock shall surrender the certificate or certificates representing the Series B Preferred Stock being converted, duly assigned or endorsed for transfer to the Corporation (or accompanied by duly executed stock powers relating thereto), at the principal executive office of the Corporation or the offices of the transfer agent for the Series B Preferred Stock or such office or offices in the continental United States of an agent for conversion, in each case as is from time to time designated by notice to the holders of the Series B Preferred Stock by the Corporation, or in the event the certificate or certificates are lost, stolen or missing, shall deliver an Affidavit of Loss with respect to such certificates. The issuance by the Corporation of Common Stock upon a conversion of Series B Preferred Stock upon election to convert pursuant to Sections 6.6(a) or 6.6(b)(i) hereof shall be effective as of the surrender of the certificate or certificates for the Series B Preferred Stock to be converted, duly assigned or endorsed for transfer to the Corporation (or accompanied by duly executed stock powers relating thereto), or as of the delivery of an Affidavit of Loss. Upon surrender of a certificate representing Series B Preferred Stock for conversion, or delivery of an Affidavit of Loss, the Corporation shall issue and send by hand delivery, by courier or by first class mail (postage prepaid) to the holder thereof or to such holder's designee, at the address designated by such holder, certificates for the number of shares of Common Stock to which such holder shall be entitled upon conversion plus a cash payment in the amount of any declared but unpaid dividends and other amounts as contemplated by Sections 6.6(a) or 6.6(b)(i) in respect of the shares of Series B Preferred Stock. Notwithstanding the foregoing, in the event of an automatic conversion pursuant to Section 6.6(b)(i), the outstanding shares of such applicable Series B Preferred Stock shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent and all rights with respect to such applicable Series B Preferred Stock shall terminate, except any of the rights of the holders thereof upon surrender of their certificate or certificates therefore or delivery of an Affidavit of Loss thereof to receive certificates for the number of shares of Common Stock into which such shares of Series B Preferred Stock has been converted plus all declared but unpaid dividends and other amounts as contemplated by Section 6.6(b)(i) in respect of the shares of Series B Preferred Stock which are converted. The issuance of certificates for Common Stock upon conversion of Series B Preferred Stock will be made without charge to the holders of such shares for any issuance tax in respect thereof or other costs incurred by the Corporation in connection with such conversion and the related issuance of such stock.

       (d) PROCEDURE FOR AUTOMATIC CONVERSION ON SERIES B QUALIFIED PUBLIC OFFERING. As of, and in all cases subject to, the closing of a Series B Qualified Public Offering (the "Series B Automatic Conversion Date"), all outstanding shares of Series B Preferred Stock shall be converted automatically into shares of Common Stock as set forth in
           Section 6.6(b)(ii) hereof and without any further action by the holders of such shares and whether or not the certificates representing such shares of Series B Preferred Stock are surrendered to the Corporation or its transfer agent. On the Series B Automatic Conversion Date, all rights with respect to the Series B Preferred Stock so converted shall terminate, except any of the rights of the holders thereof upon surrender of their certificate or certificates therefore or delivery of an Affidavit of Loss thereof to receive certificates for the number of shares of Common Stock into which such Series B Preferred Stock has been converted plus all declared but unpaid dividends and other amounts as contemplated by Section 6.6(b)(ii). If so required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or by his, her or its attorney duly authorized in writing. Upon surrender of such certificates or Affidavit of Loss, the Corporation shall issue and deliver to such holder, promptly at such office and in its name as shown on such surrendered certificate or certificates, a certificate or certificates for the number of shares of Common Stock into which the shares of the Series B Preferred Stock surrendered are convertible on the Series B Automatic Conversion Date and shall pay all declared but unpaid dividends and other amounts as contemplated by Section 6.6(b)(ii) in respect of the shares of Series B Preferred Stock which are converted. The issuance of certificates for Common Stock upon conversion of Series B Preferred Stock will be made without charge to the holders of such shares for any issuance tax in respect thereof or other costs incurred by the Corporation in connection with such conversion and the related issuance of such stock.

       (e) FRACTIONAL SHARES. The Corporation shall not be obligated to deliver to holders of Series B Preferred Stock any fractional share of Common Stock issuable upon any conversion of such Series B Preferred Stock, but in lieu thereof may make a cash payment in respect thereof in any manner permitted by law.

       (f) RESERVATION OF COMMON STOCK. The Corporation shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for issuance upon the conversion of Series B Preferred Stock as herein provided, free from any preemptive rights or other obligations, such number of shares of Common Stock as shall from time to time be issuable upon the conversion of all the Series B Preferred Stock then outstanding provided that the shares of Common Stock so reserved shall not be reduced or affected in any manner whatsoever so long as any shares of Series B Preferred Stock are outstanding. The Corporation shall prepare and shall use its best efforts to obtain and keep in force such governmental or regulatory permits or other authorizations as may be required by law, and shall comply with all requirements as to registration, qualification or listing of the Common Stock, in order to enable the Corporation lawfully to issue and deliver to each holder of record of Series B Preferred Stock such number of shares of its Common Stock as shall from time to time be sufficient to effect the conversion of all Series B Preferred Stock then outstanding and convertible into shares of Common Stock.

       (g) ADJUSTMENTS TO SERIES B CONVERSION PRICE. The Series B Conversion Price in effect from time to time shall be subject to adjustment as follows:

       (i) STOCK DIVIDENDS, SUBDIVISIONS AND COMBINATIONS. Upon the issuance of additional shares of Common Stock as a dividend or other distribution on outstanding Common Stock, the subdivision of outstanding shares of Common Stock into a greater number of shares of Common Stock, or the combination of outstanding shares of Common Stock into a smaller number of shares of the Common Stock, the applicable Series B Conversion Price shall, simultaneously with the happening of such dividend, subdivision or split be adjusted by multiplying the then effective Series B Conversion Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event. An adjustment made pursuant to this Section 6.6(g)(i) shall be given effect, upon payment of such a dividend or distribution, as of the record date for the determination of stockholders entitled to receive such dividend or distribution (on a retroactive basis) and in the case of a subdivision or combination shall become effective immediately as of the effective date thereof.

       (h) OTHER ADJUSTMENTS.

       (i) In the event the Corporation shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation other than shares of Common Stock, then and in each such event lawful and adequate provision shall be made so that the holders of Series B Preferred Stock shall receive upon conversion thereof in addition to the number of shares of Common Stock receivable thereupon, the number of securities of the Corporation which they would have received had their Series B Preferred Stock been converted into Common Stock on the date of such event and had they thereafter, during the period from the date of such event to and including the date of conversion retained such securities receivable by them as aforesaid during such period, giving application to all adjustments called for during such period under this Article VI as applied to such distributed securities.

       (ii) If the Common Stock issuable upon the conversion of the Series B Preferred Stock shall be changed into the same or different number of shares of any class or classes of stock, whether by reclassification or otherwise (other than a subdivision or combination of shares or stock dividend provided for above, or a reorganization, merger, consolidation or sale of assets provided for elsewhere in this
           Section 6.6(h)), then and in each such event the holder of each share of Series B Preferred Stock shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification or other change, by holders of the number of shares of Common Stock into which such shares of Series B Preferred Stock might have been converted immediately prior to such reorganization, reclassification or change, all subject to further adjustment as provided herein.

       (iii)Weighted Average Adjustment. In the event the Corporation shall issue shares of its Common Stock, or securities convertible into shares of Common Stock (excluding in each case shares issued (A) in any of the transactions described in Sections 6.6(g)(i), (h)(i) or
           (h)(ii) above, (B) upon exercise of options granted to the Corporation's employees, directors, consultants or officers under a plan or plans adopted by the Board, if such shares would otherwise be included in this Section 6.6(h)(iii), (C) upon conversion of shares or exercise of options and warrants outstanding as of the date hereof, or (D) to shareholders of any corporation or owners of any other entity which merges into the Corporation in proportion to their stock or other holdings of such corporation or other entity immediately prior to such merger, upon such merger), for consideration per share less than the then effective Series B Conversion Price, then and in each such case the then existing Series B Conversion Price shall be reduced, as of the opening of business on the date of such issue or sale, to a price determined by multiplying the Series B Conversion Price by a fraction (1) the numerator of which shall be (A) the number of shares of Common Stock deemed outstanding (as defined below) immediately prior to such issue or sale, plus (B) the number of shares of Common Stock which the aggregate consideration received by the Corporation for the total number of additional shares of Common Stock, or securities convertible into shares of Common Stock, so issued would purchase at such Series B Conversion Price and (2) the denominator of which shall be the number of shares of Common Stock deemed outstanding (as defined below) immediately prior to such issue or sale plus the total number of additional shares of Common Stock so issued or issuable upon conversion of the convertible securities so issued. For the purposes of this paragraph, the number of shares of Common Stock deemed to be outstanding as of a given date shall be the sum of (A) the number of shares of Common Stock actually outstanding, (B) the number of shares of Common Stock into which the then outstanding shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and any other series of class of securities of the Corporation convertible or exchangeable into Common Stock of the Corporation, could be converted if fully converted on the day immediately preceding the given date, and (C) the number of shares of Common Stock which could be obtained through the exercise or conversion of all other rights, options and convertible securities outstanding or exercisable on the day immediately preceding the given date. Such adjustment shall be made successively whenever such an issuance is made.

       (i) MERGERS AND OTHER REORGANIZATIONS. If at any time or from time to time there shall be a capital reorganization of the Common Stock (other than a subdivision, combination, reclassification or exchange of shares provided for in Sections 6.6(g) or (h) hereof) or a merger or consolidation of the Corporation with or into another corporation or the acquisition of the Corporation or the sale of all or substantially all of the Corporation's properties and assets to any other person, then, as a part of and as a condition to the effectiveness of such reorganization, merger, consolidation, acquisition or sale, lawful and adequate provision shall be made so that the holders of the Series B Preferred Stock shall thereafter be entitled to receive upon conversion of the Series B Preferred Stock, the number of shares of stock or other securities or property of the Corporation or of the successor corporation resulting from such recapitalization, merger, consolidation or sale, to which a holder of Common Stock deliverable upon conversion would have been entitled on such capital reorganization, merger, consolidation or sale. In any such case, appropriate provisions shall be made with respect to the rights of the holders of the Series B Preferred Stock after the reorganization, merger, consolidation, acquisition or sale to the end that the provisions of this Article VI (including without limitation provisions for adjustment of the Series B Conversion Price and the number of shares purchasable upon conversion of the Series B Preferred Stock) shall thereafter be applicable, as nearly as can be, with respect to any shares of stock, securities or assets to be deliverable thereafter upon the conversion of the Series B Preferred Stock.

       (j) NO IMPAIRMENT. The Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all of the provisions of this
           Article VI and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holders of the Series B Preferred Stock against impairment.

       (k) NOTICES OF ADJUSTMENTS. In each case of an adjustment or readjustment of the Series B Conversion Price, the Corporation will furnish each holder of Series B Preferred Stock with a certificate, prepared by the chief financial officer of the Corporation, showing such adjustment or readjustment, and stating in detail the facts upon which such adjustment or readjustment is based.

       6.7 VOTING RIGHTS. Except as otherwise required by law, each holder of Series B Preferred Stock shall be entitled to vote on all matters and each such holder shall be entitled to that number of votes equal to the largest number of whole shares of Common Stock into which such holder's shares of Series B Preferred Stock could be converted pursuant to the provisions of Article VI hereof, at the record date for the determination of stockholders entitled to vote on such matter or, if no such record date is established, at the date such vote is taken or any written consent of stockholders is solicited. Except as otherwise expressly provided herein or as required by law, the holders of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Common Stock shall vote together as a single class on all matters.

       6.8 NO REISSUANCE OF SERIES B PREFERRED STOCK. No share or shares of the Series B Preferred Stock acquired by the Corporation by reason of redemption, purchase, conversion or otherwise shall be reissued, and all such shares shall be canceled, retired and eliminated from the shares which the Corporation shall be authorized to issue. The Corporation may from time to time take such appropriate corporate action as may be necessary to reduce the authorized number of shares of the Series B Preferred Stock accordingly.

       6.9 NOTICES OF RECORD DATE. In the event (i) the Corporation establishes a record date to determine the holders of any class of securities who are entitled to receive any dividend or other distribution or (ii) there occurs any capital reorganization of the Corporation, any reclassification or recapitalization of the capital stock of the Corporation, any merger or consolidation of the Corporation, any acquisition of the Corporation, any transfer of all or substantially all of the assets of the Corporation to any other Corporation entity or person, any sale of a majority of the voting securities of the Corporation in one or a series of related transactions or any voluntary or involuntary dissolution, liquidation or winding up of the Corporation, the Corporation shall mail to each holder of Series B Preferred Stock at least twenty (20) days prior to the record date specified therein, a notice specifying (a) the date of such record date for the purpose of such dividend or distribution and a description of such dividend or distribution, (b) the date on which any such reorganization, reclassification, transfer, consolidation, merger, acquisition, sale, dissolution, liquidation or winding up is expected to become effective, and (c) the time, if any, that is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, transfer, consolidation, merger, acquisition, sale, dissolution, liquidation or winding up.

                                   ARTICLE VII

       7.1 The Series C Preferred shall have the designation, powers, preferences and relative, participating, optional or other rights set forth in this Article VII, and the qualifications, limitations and restrictions set forth in this Article VII (in each case in addition to any powers, preferences and relative, participating, optional or other rights, and the qualifications, limitations and restrictions, set forth in this Amended and Restated Certificate of Incorporation).

       7.2 DESIGNATION; NUMBER OF SHARES. 2,000,000 shares of Preferred Stock shall be designated the "Series C Preferred Stock" (the "Series C Preferred Stock").

       7.3 RANKING. All the preferential amounts to be paid to the holders of the Series C Preferred Stock as provided in this Amended and Restated Certificate of Incorporation shall be paid or set apart for payment
           (i) on a PARI PASSU basis with the Series A Preferred Stock and the Series B Preferred Stock, and (ii) before the payment or setting apart for payment of any amount for, or the distribution of any property of the Corporation to, the holders of any class or series of Common Stock or other class or series of capital stock of the Corporation other than the Series A Preferred Stock and Series B Preferred Stock, whether now or hereafter authorized, ranking junior as to liquidation rights to the Series C Preferred Stock.

       7.4 DIVIDENDS. In the event any dividends are declared with respect to the Common Stock, or upon the Series A Preferred Stock, Series B Preferred Stock, or any class or series of Preferred Stock which is designated for PARI PASSU dividend treatment, the holders of the Series C Preferred Stock as of the record date established by the Board for such dividend shall be entitled to receive as dividends (the "Series C Dividends") an amount (whether in the form of cash, securities or other property) equal to the amount (and in the form) of the dividends that such holder would have received had the Series C Preferred Stock been converted into Common Stock as of the date immediately prior to the record date of such dividend, or, in the case of dividends on Series A Preferred Stock, Series B Preferred Stock or other PARI PASSU series or class of Preferred Stock, an amount per share equal to any dividends declared thereon, in each case such Series C Dividends to be payable on the payment date of the dividend established by the Board. The record date for any such Series C Dividends shall be the record date for the applicable dividend, and any such Series C Dividends shall be payable to the persons in whose name the Series C Preferred Stock is registered at the close of business on the applicable record date.

7.5 LIQUIDATION DISSOLUTION OR WINDING UP. The Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock respective liquidation preferences shall rank PARI PASSU in connection with any liquidation, dissolution or winding up of the Corporation. In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, before any distribution may be made with respect to the Common Stock or any other series of capital stock of the Corporation ranking junior as to liquidation rights to the Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock, the holders of each share of (i) Series A Preferred Stock shall be entitled to be paid out of the assets of the Corporation available for distribution to holders of the Corporation's capital stock of all classes, whether such assets are capital, surplus or capital earnings, on a PARI PASSU basis with the shares of Series B Preferred Stock and Series C Preferred Stock and as a liquidation preference an amount equal to $4.00 per share on the Series A Preferred Stock (as adjusted for stock splits, stock dividends and the like) plus all declared and unpaid dividends thereon, if any, since the date of issue up to and including the date full payment shall be tendered to the holders of the Series A Preferred Stock with respect to such liquidation, dissolution or winding up, (ii) Series B Preferred Stock shall be entitled to be paid out of the assets of the Corporation available for distribution to holders of the Corporation's capital stock of all classes, whether such assets are capital, surplus or capital earnings, on a PARI PASSU basis with the shares of Series A Preferred Stock and Series C Preferred Stock and as a liquidation preference an amount equal to $6.00 per share on the Series B Preferred Stock (as adjusted for stock splits, stock dividends and the like) plus all declared and unpaid dividends thereon, if any, since the date of issue up to and including the date full payment shall be tendered to the holders of the Series B Preferred Stock with respect to such liquidation, dissolution or winding up and (iii) Series C Preferred Stock shall be entitled to be paid out of the assets of the Corporation available for distribution to holders of the Corporation's capital stock of all classes, whether such assets are capital, surplus or capital earnings, on a PARI PASSU basis with the shares of Series A Preferred Stock and Series B Preferred Stock, and as a liquidation preference, an amount equal to $10.00 per share on the Series C Preferred Stock (as adjusted for stock splits, stock dividends and the like) plus all declared and unpaid dividends thereon, if any, since the date of issue up to and including the date full payment shall be tendered to the holders of the Series C Preferred Stock with respect to such liquidation, dissolution or winding up. If, upon any liquidation, dissolution or winding up of the Corporation, the amounts payable with respect to the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock are not paid in full, the holders of each of the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, respectively, shall share ratably in any distribution of assets in proportion to the full respective preferential amounts to which they are otherwise entitled to receive.

           After payment in full of the respective liquidation preferences for the Series A Preferred Stock, Series B Preferred Stock and the Series C Preferred Stock, in each case as set forth in the preceding paragraph, the assets of the Corporation legally available for distribution to its stockholders, if any, shall be distributed ratably to the holders of the Common Stock of the Corporation and Series C Preferred Stock, on an as-if-converted to Common Stock basis, and the holders of Series A Preferred Stock and Series B Preferred Stock shall be entitled to no further participation in the distribution of assets of the Corporation with respect to the shares of Series A Preferred Stock and Series B Preferred Stock held thereby.

           The powers, preferences and rights set forth in this Section 7.5 are the same powers, preferences and rights that are described in Sections 5.5 and 6.5, and are not additional to or cumulative with, the powers, preferences and rights set forth in Sections 5.5 and 6.5.

       7.6 CONVERSION. The holders of the Series C Preferred Stock shall have the following conversion rights:

       (a) VOLUNTARY CONVERSION. Each holder of shares of Series C Preferred Stock may elect at any time to convert the shares of Series C Preferred Stock then held by such holder into a number of shares of Common Stock computed by multiplying the number of shares of Series C Preferred Stock to be converted by their applicable Conversion Value (as defined below) and dividing the result by the applicable conversion price for the Series C Preferred Stock (the "Series C Conversion Price") then in effect. The "Conversion Value" of the Series C Preferred Stock shall be $5.00 per share. The Series C Conversion Price shall initially be $5.00 per share and shall be subject to adjustment as hereinafter provided. The conversion rate for each share of Series C Preferred Stock shall initially be one-to-one. If a holder of Series C Preferred Stock elects to convert Series C Preferred Stock at a time when there are any declared and unpaid dividends or other amounts due on such shares, such dividends and other amounts shall be paid in full by the Corporation in connection with such conversion.

       (b) AUTOMATIC CONVERSION. Each share of Series C Preferred Stock outstanding shall automatically be converted into the number of shares of Common Stock into which such shares are convertible as computed according to the formula set forth in Section 7.6(a) hereof at the then effective applicable Series C Conversion Price upon the earlier of:

       (i) the date specified by the holders of at least two-thirds of shares of Series C Preferred Stock then outstanding, or

       (ii) immediately prior to the closing of an underwritten public offering of shares of the Corporation's Common Stock pursuant to an effective registration statement under the Securities Act of 1933, as amended, in which the price per share is at least $10.00 per share and which results in gross proceeds to the Corporation of at least $30,000,000 (a "Series C Qualified Public Offering").

       (c) PROCEDURE FOR VOLUNTARY CONVERSION. Upon election to convert pursuant to Sections 7.6(a) or 7.6(b)(i), the relevant holder or holders of Series C Preferred Stock shall surrender the certificate or certificates representing the Series C Preferred Stock being converted, duly assigned or endorsed for transfer to the Corporation (or accompanied by duly executed stock powers relating thereto), at the principal executive office of the Corporation or the offices of the transfer agent for the Series C Preferred Stock or such office or offices in the continental United States of an agent for conversion, in each case as is from time to time designated by notice to the holders of the Series C Preferred Stock by the Corporation, or in the event the certificate or certificates are lost, stolen or missing, shall deliver an Affidavit of Loss with respect to such certificates. The issuance by the Corporation of Common Stock upon a conversion of Series C Preferred Stock upon election to convert pursuant to Sections 7.6(a) or 7.6(b)(i) hereof shall be effective as of the surrender of the certificate or certificates for the Series C Preferred Stock to be converted, duly assigned or endorsed for transfer to the Corporation (or accompanied by duly executed stock powers relating thereto), or as of the delivery of an Affidavit of Loss. Upon surrender of a certificate representing Series C Preferred Stock for conversion, or delivery of an Affidavit of Loss, the Corporation shall issue and send by hand delivery, by courier or by first class mail (postage prepaid) to the holder thereof or to such holder's designee, at the address designated by such holder, certificates for the number of shares of Common Stock to which such holder shall be entitled upon conversion plus a cash payment in the amount of any declared but unpaid dividends payable in respect of the shares of Series C Preferred Stock which are converted.

           Notwithstanding the foregoing, in the event of an automatic conversion pursuant to Section 7.6(b)(i) the outstanding shares of such applicable Series C Preferred Stock shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent and all rights with respect to such applicable Series C Preferred Stock shall terminate, except any of the rights of the holders thereof upon surrender of their certificate or certificates therefore or delivery of an Affidavit of Loss thereof to receive certificates for the number of shares of Common Stock into which such shares of Series C Preferred Stock has been converted plus all declared but unpaid dividends payable in respect of the shares of Series C Preferred Stock which are converted. The issuance of certificates for Common Stock upon conversion of Series C Preferred Stock will be made without charge to the holders of such shares for any issuance tax in respect thereof or other costs incurred by the Corporation in connection with such conversion and the related issuance of such stock.

       (d) PROCEDURE FOR AUTOMATIC CONVERSION ON SERIES C QUALIFIED PUBLIC OFFERING. As of, and in all cases subject to, the closing of a Series C Qualified Public Offering (the "Series C Automatic Conversion Date"), all outstanding shares of Series C Preferred Stock shall be converted automatically into shares of Common Stock as set forth in
           Section 7.6(b)(ii) hereof and without any further action by the holders of such shares and whether or not the certificates representing such shares of Series C Preferred Stock are surrendered to the Corporation or its transfer agent. On the Series C Automatic Conversion Date, all rights with respect to the Series C Preferred Stock so converted shall terminate, except any of the rights of the holders thereof upon surrender of their certificate or certificates therefore or delivery of an Affidavit of Loss thereof to receive certificates for the number of shares of Common Stock into which such Series C Preferred Stock has been converted plus all declared but unpaid dividends payable in respect of the Shares of Series C Preferred Stock which are converted. If so required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or by his, her or its attorney duly authorized in writing. Upon surrender of such certificates or Affidavit of Loss, the Corporation shall issue and deliver to such holder, promptly at such office and in its name as shown on such surrendered certificate or certificates, a certificate or certificates for the number of shares of Common Stock into which the shares of the Series C Preferred Stock surrendered are convertible on the Series C Automatic Conversion Date and shall pay all declared but unpaid dividends payable in respect of the shares of Series C Preferred Stock which are converted. The issuance of certificates for Common Stock upon conversion of Series C Preferred Stock will be made without charge to the holders of such shares for any issuance tax in respect thereof or other costs incurred by the Corporation in connection with such conversion and the related issuance of such stock.

       (e) FRACTIONAL SHARES. The Corporation shall not be obligated to deliver to holders of Series C Preferred Stock any fractional share of Common Stock issuable upon any conversion of such Series C Preferred Stock, but in lieu thereof may make a cash payment in respect thereof in any manner permitted by law.

       (f) RESERVATION OF COMMON STOCK. The Corporation shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for issuance upon the conversion of Series C Preferred Stock as herein provided, free from any preemptive rights or other obligations, such number of shares of Common Stock as shall from time to time be issuable upon the conversion of all the Series C Preferred Stock then outstanding provided that the shares of Common Stock so reserved shall not be reduced or affected in any manner whatsoever so long as any shares of Series C Preferred Stock are outstanding. The Corporation shall prepare and shall use its best efforts to obtain and keep in force such governmental or regulatory permits or other authorizations as may be required by law, and shall comply with all requirements as to registration, qualification or listing of the Common Stock, in order to enable the Corporation lawfully to issue and deliver to each holder of record of Series C Preferred Stock such number of shares of its Common Stock as shall from time to time be sufficient to effect the conversion of all Series C Preferred Stock then outstanding and convertible into shares of Common Stock.

       (g) ADJUSTMENTS TO SERIES C CONVERSION PRICE. The Series C Conversion Price in effect from time to time shall be subject to adjustment as follows:

       (i) STOCK DIVIDENDS, SUBDIVISIONS AND COMBINATIONS. Upon the issuance of additional shares of Common Stock as a dividend or other distribution on outstanding Common Stock, the subdivision of outstanding shares of Common Stock into a greater number of shares of Common Stock, or the combination of outstanding shares of Common Stock into a smaller number of shares of the Common Stock, the applicable Series C Conversion Price shall, simultaneously with the happening of such dividend, subdivision or split be adjusted by multiplying the then effective Series C Conversion Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event. An adjustment made pursuant to this Section 7.6(g)(i) shall be given effect, upon payment of such a dividend or distribution, as of the record date for the determination of stockholders entitled to receive such dividend or distribution (on a retroactive basis) and in the case of a subdivision or combination shall become effective immediately as of the effective date thereof.

       (ii) ADJUSTMENT UPON CERTAIN SERIES C QUALIFIED PUBLIC OFFERINGS. In the event that the Corporation shall issue shares of its Common Stock in a Series C Qualified Public Offering in which the issue price is less than $10.00 per share for each share of Common Stock and such Series C Qualified Public Offering is completed on or prior to March 31, 2005 (the "Initial Period"), then the Conversion Price shall be automatically adjusted to an amount equal to 50% of the issue price per share of the Common Stock under such Series C Qualified Public Offering. In the event that the Corporation shall issue shares of its Common Stock in a Series C Qualified Public Offering in which the issue price is less than $13.33 per share of the Common Stock and such Series C Qualified Public Offering is completed after the Initial Period, then the Conversion Price shall be automatically adjusted to an amount equal to 37.5% of the issue price per share of the Common Stock under such Series C Qualified Public Offering.

       (iii) RATCHET. In the event the Corporation shall issue shares of its Common Stock, or securities convertible into shares of Common Stock (excluding in each case shares issued (i) in any of the transactions described in 7.6(g)(i) above, (ii) upon exercise of options granted to the Corporation's employees, directors, consultants or officers under a plan or plans adopted by the Corporation's Board, if such shares would otherwise be included in this Subsection (g), (iii) upon conversion of shares or exercise of options and warrants outstanding as of the date hereof, or (iv) to shareholders of any Corporation which merges into the Corporation in proportion to their stock holdings of such Corporation immediately prior to such merger, upon such merger), for consideration per share less than the then applicable Series C Conversion Price (the "Offering Price"), the Series C Conversion Price shall be adjusted immediately thereafter so that it shall equal such Offering Price. Such adjustment shall be made successively whenever such an issuance is made.

       (h) OTHER ADJUSTMENTS. In the event the Corporation shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation other than shares of Common Stock, then and in each such event lawful and adequate provision shall be made so that the holders of Series C Preferred Stock shall receive upon conversion thereof in addition to the number of shares of Common Stock receivable thereupon, the number of securities of the Corporation which they would have received had their Series C Preferred Stock been converted into Common Stock on the date of such event and had they thereafter, during the period from the date of such event to and including the date of conversion retained such securities receivable by them as aforesaid during such period, giving application to all adjustments called for during such period under this Article VII as applied to such distributed securities. If the Common Stock issuable upon the conversion of the Series C Preferred Stock shall be changed into the same or different number of shares of any class or classes of stock, whether by reclassification or otherwise (other than a subdivision or combination of shares or stock dividend provided for above, or a reorganization, merger, consolidation or sale of assets provided for elsewhere in this
           Section 7.6(h)), then and in each such event the holder of each share of Series C Preferred Stock shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification or other change, by holders of the number of shares of Common Stock into which such shares of Series C Preferred Stock might have been converted immediately prior to such reorganization, reclassification or change, all subject to further adjustment as provided herein.

       (i) MERGERS AND OTHER REORGANIZATIONS. If at any time or from time to time there shall be a capital reorganization of the Common Stock (other than a subdivision, combination, reclassification or exchange of shares provided for in Section 7.6(g) or (h) hereof) or a merger or consolidation of the Corporation with or into another corporation or the acquisition of the Corporation or the sale of all or substantially all of the Corporation's properties and assets to any other person, then, as a part of and as a condition to the effectiveness of such reorganization, merger, consolidation, acquisition or sale, lawful and adequate provision shall be made so that the holders of the Series C Preferred Stock shall thereafter be entitled to receive upon conversion of the Series C Preferred Stock, to receive the number of shares of stock or other securities or property of the Corporation or of the successor corporation resulting from such recapitalization, merger, consolidation or sale, which a holder of Common Stock would have been entitled to receive on such capital reorganization, merger, consolidation or sale. In any such case, appropriate provisions shall be made with respect to the rights of the holders of the Series C Preferred Stock after the reorganization, merger, consolidation, acquisition or sale such that the provisions of this Article VII (including without limitation provisions for adjustment of the Series C Conversion Price and the number of shares of Common Stock purchasable upon conversion of the Series C Preferred Stock) shall thereafter be applicable, as nearly as can be, with respect to any shares of stock, securities or assets to be deliverable thereafter upon the conversion of the Series C Preferred Stock.

       (j) NO IMPAIRMENT. The Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all of the provisions of this
           Article VII and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holders of the Series C Preferred Stock against impairment.

       (k) NOTICES OF ADJUSTMENTS. In each case of an adjustment or readjustment of the then applicable Series C Conversion Price, the Corporation will furnish each holder of Series C Preferred Stock with a certificate, prepared by the chief financial officer of the Corporation, showing such adjustment or readjustment, and stating in detail the facts upon which such adjustment or readjustment is based.

       7.7 VOTING RIGHTS. Except as otherwise required by law, each holder of Series C Preferred Stock shall be entitled to vote on all matters and each such holder shall be entitled to that number of votes equal to the largest number of whole shares of Common Stock into which such holder's shares of Series C Preferred Stock could be converted pursuant to the provisions of Article VII, hereof, at the record date for the determination of stockholders entitled to vote on such matter or, if no such record date is established, at the date such vote is taken or any written consent of stockholders is solicited. Except as required by law, the holders of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Common Stock shall vote together as a single class on all matters; provided, that an affirmative vote of the holders of at least two-thirds of the outstanding shares of Series C Preferred stock voting as a separate class, shall be necessary to alter the rights and preferences of the Series C Preferred Stock, or to issue any security with rights senior to those of the holders of the Series C Preferred.

       7.8 NO REISSUANCE OF SERIES C PREFERRED STOCK. No share or shares of the Series C Preferred Stock acquired by the Corporation by reason of redemption, purchase, conversion or otherwise shall be reissued, and all such shares shall be canceled, retired and eliminated from the shares which the Corporation shall be authorized to issue. The Corporation may from time to time take such appropriate corporate action as may be necessary to reduce the authorized number of shares of the Series C Preferred Stock accordingly.

       7.9 NOTICES OF RECORD DATE. In the event (i) the Corporation establishes a record date to determine the holders of any class of securities who are entitled to receive any dividend or other distribution or (ii) there occurs any capital reorganization of the Corporation, any reclassification or recapitalization of the capital stock of the Corporation, any merger or consolidation of the Corporation, any acquisition of the Corporation, any transfer of all or substantially all of the assets of the Corporation to any other Corporation entity or person, any sale of a majority of the voting securities of the Corporation in one or a series of related transactions or any voluntary or involuntary dissolution, liquidation or winding up of the Corporation, the Corporation shall mail to each holder of Series C Preferred Stock at least twenty (20) days prior to the record date specified therein, a notice specifying (a) the date of such record date for the purpose of such dividend or distribution and a description of such dividend or distribution, (b) the date on which any such reorganization, reclassification, transfer, consolidation, merger, acquisition, sale, dissolution, liquidation or winding up is expected to become effective, and (c) the time, if any, that is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, transfer, consolidation, merger, acquisition, sale, dissolution, liquidation or winding up.

       7.10 PREEMPTIVE RIGHTS. Subject to the terms and conditions specified in this Section 7.10, each time the Corporation proposes to offer any shares of, or securities convertible into, or exchangeable or exercisable for, any shares of its Common Stock, the Corporation shall make an offering of such securities to the holders of shares of Series C Preferred Stock in accordance with the following provisions:
       (a) The Corporation shall deliver a notice ("Notice") to holders of shares of Series C Preferred Stock stating (i) its bona fide intention to offer such securities, (ii) the number of such securities to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such securities.
       (b) By written notification received by the Corporation, within thirty
           (30) calendar days after giving of Notice, each holder of shares of the Series C Preferred may elect to purchase, at the price and on the terms specified in the Notice, up to that portion of such securities which equals the ratio of the number of shares of Common Stock issued and held (as a result of any conversion of Shares to Common Stock), or issuable upon conversion of the Shares then held, by such holder of shares of Series C Preferred Stock, over the total number of shares of Common Stock of the Corporation then outstanding.
       (c) If all securities referred to in the Notice which holders of shares of Series C Preferred Stock are entitled to obtain pursuant to subsection 7.10(b) are not elected to be purchased as provided in subsection 7.10(b) hereof, the Corporation may, during the one hundred eighty (180) day period following the expiration of the thirty (30) day period provided in subsection 7.10(b) hereof, offer the remaining unsubscribed portion of such securities to any person or persons at a price not less than, and upon terms no more favorable to the offeree than those specified in the Notice. If the Corporation does not enter into an agreement for the sale of such securities within such period, or if such agreement is not consummated within ninety (90) days of the execution thereof, the right provided hereunder shall be deemed to be revived and such securities shall not be offered unless first reoffered to the holders of shares of Series C Preferred Stock in accordance herewith.

       (d) The preemptive right in this Section 7.10 shall not be applicable to:

       (i) shares of Common Stock issuable or issued to employees, advisors, consultants or outside directors of the Corporation directly or pursuant to a stock option plan or restricted stock plan approved by the Board;

      (ii) Common Stock issued or issuable upon exercise of warrants to purchase shares of Common Stock outstanding on March 31, 2003; (iii) Common Stock issued or issuable upon conversion of shares of any series of Preferred Stock which has been authorized as of March 31, 2003, including the Series C Preferred Stock;

      (iv) Common Stock issued or issuable in connection with a merger or consolidation, if as a result of which, the holders of the Corporation's outstanding securities immediately prior to the consummation of such transaction hold voting securities in excess of fifty percent (50%) of the voting power of the surviving or resulting entity; or of the Corporation's securities; and

       (v) Common Stock issued in any initial public offering.

7.11 INFORMATION RIGHTS. The holders of shares of Series C Preferred Stock shall have the right to obtain information from the Corporation in the same manner and to the same extent as the holders of shares of Common Stock are entitled under the Amended and Restated Certificate of Incorporation, the Corporation's By-laws or applicable law.

                                  ARTICLE VIII

The Board, which shall initially consist of three (3) members, is expressly authorized to adopt, amend or repeal By-laws, subject to the reserved power of the stockholders to amend and repeal any By-laws adopted by the Board.

                                   ARTICLE IX

Unless and except to the extent that the By-laws shall so require, the election of directors of the Corporation need not be by written ballot.

                                    ARTICLE X

The Corporation will not issue nonvoting equity securities to the extent that such issuance is prohibited by Section 1123 of the Bankruptcy Code as in effect on the effective date of the bankruptcy, provided, however, that this Article X
(a) shall have no further force and effect beyond that required under Section 1123 of the Bankruptcy Code, (b) will have such force and effect, if any, only for as long as such section is in effect and applicable to the Corporation, and
(c) in all events, may be amended or eliminated in accordance with applicable law as from time to time in effect.

                                   ARTICLE XI

Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for the Corporation under Section 291 of Title 8 of the Delaware code or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, agree to any compromise or arrangement, and to any reorganization of the Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and /or on all of the stockholders or class of stockholders, of the Corporation, as the case may be, and also on the Corporation.

                                   ARTICLE XII

No person who is or was a director of the Corporation shall be personally liable to the Corporation for monetary damages for breach of the fiduciary duty as a director unless, and only to the extent that, such directors is liable (i) for any breach of the director's duty of loyalty to the Corporation or its shareholders (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware or any amendment thereto or successor provisions thereto, or (iv) for any transaction for which the director derived an improper personal benefit. No amendment to, repeal or adoption of any provision of the Amended and Restated Certificate of Incorporation inconsistent with this article shall apply to or have any effect on the liability of any director of the Corporation for or which respect to any acts or omissions of such director occurring prior to such amendment repeal, or adoption of an inconsistent provision.

                                      PROXY

                             ALLION HEALTHCARE, INC.


                  ANNUAL MEETING OF STOCKHOLDERS, JUNE 24, 2003
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                             ALLION HEALTHCARE, INC.

           The undersigned revokes all previous proxies, acknowledges receipt of the notice of annual meeting of stockholders to be held on June 24, 2003 and the proxy statement, and appoints Michael P. Moran and Broughan E. Gorey or either of them the proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock or Preferred Stock of Allion Healthcare, Inc. that the undersigned is entitled to vote, either on his or her own behalf or on behalf of an entity or entities, at the 2002 annual meeting of stockholders of the Company to be held at the offices of McDermott, Will & Emery, 50 Rockefeller Plaza, 11th Floor, New York, New York 10020, on June 24, 2003 at 10:00 a.m., and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this proxy shall be voted in the manner set forth below.

1. TO ELECT DIRECTORS TO SERVE UNTIL THE NEXT ANNUAL MEETING OF STOCKHOLDERS AND UNTIL THEIR SUCCESSORS HAVE BEEN ELECTED AND QUALIFIED.

           _____ FOR all nominees listed below (except as marked to the contrary below).

                   Nominees:       John Pappajohn
                                   Derace Schaffer, M.D.
                                   James B. Hoover
                                   Michael P. Moran

           _____     WITHHOLD AUTHORITY to vote for all nominees listed above.

           TO WITHHOLD AUTHORITY TO VOTE for any nominee or nominees, write the name of such nominee or nominees below:

      ---------------------------------------------------------------------

      ---------------------------------------------------------------------

      ---------------------------------------------------------------------

2. TO RATIFY THE SELECTION OF BDO SEIDMAN, LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2003.

           _____  FOR   _____  AGAINST   _____  ABSTAIN

           3. TO APPROVE THE AMENDMENT AND RESTATEMENT OF THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED.

           _____  FOR   _____  AGAINST   _____  ABSTAIN

           The board of directors recommends a vote FOR the directors listed above in proposal 1 and a vote FOR all other proposals. This Proxy, when properly executed, will be voted as specified above. If no specification is made, this Proxy will be voted FOR the election of the directors listed above in proposal 1 and FOR all other proposals.




                            NOTE ADDRESS CHANGE BELOW

           Please sign your name exactly as it appears hereon. If acting as an attorney, executor, trustee, or in other representative capacity, sign name and title.


                    SIGNATURE:
                    __________________________________________________________

                    DATE:
                    __________________________________________________________

                    SIGNATURE:
                    __________________________________________________________

                    NUMBER OF SHARES OF COMMON STOCK:
                    __________________________________________________________

                    NUMBER OF SHARES OF SERIES A PREFERRED STOCK:
                    __________________________________________________________

                    NUMBER OF SHARES OF SERIES B PREFERRED STOCK:
                    __________________________________________________________


                    NUMBER OF SHARES OF SERIES C PREFERRED STOCK:
                    __________________________________________________________